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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21616

RMR F.I.R.E. FUND
(Exact name of registrant as specified in charter)

400 CENTRE STREET
NEWTON, MASSACHUSETTS 02458
(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)
Thomas M. O'Brien, President
RMR F.I.R.E. Fund
400 Centre Street
Newton, Massachusetts 02458

Copy to:

Robert N. Hickey, Esq.
Sullivan & Worcester LLP
1666 K Street, NW
Washington, DC 20006

Thomas J. Reyes, Esq.
State Street Bank and Trust Company
One Federal Street, 9th Floor
Boston, Massachusetts 02110

Registrant's telephone number, including area code: (617) 332-9530
Date of fiscal year end: December 31
Date of reporting period: June 30, 2006

Item 1. Reports to Shareholders.

SEMI-ANNUAL REPORTS JUNE 30, 2006

RMR Real Estate Fund

RMR Hospitality and Real Estate Fund

RMR F.I.R.E. Fund

RMR Preferred Dividend Fund

RMR Asia Pacific Real Estate Fund

About information contained in this report:

  •
  PERFORMANCE DATA IS HISTORICAL AND REFLECTS HISTORICAL EXPENSES AND HISTORICAL CHANGES IN NET ASSET VALUE. HISTORICAL RESULTS ARE NOT INDICATIVE OF FUTURE RESULTS.

  •
  IF RMR ADVISORS HAD NOT WAIVED FEES OR PAID ALL OF EACH FUND'S ORGANIZATIONAL COSTS AND A PORTION OF EACH FUND'S OFFERING COSTS, EACH FUND'S RETURNS WOULD HAVE BEEN REDUCED.

  •
  PLEASE CONSIDER THE INVESTMENT OBJECTIVES, STRATEGIES, RISKS, CHARGES AND EXPENSES BEFORE INVESTING IN ANY OF THE FUNDS. AN INVESTMENT IN EACH FUND'S SHARES IS SUBJECT TO MATERIAL RISKS, INCLUDING BUT NOT LIMITED TO THOSE DESCRIBED IN EACH FUND'S PROSPECTUS, THE REGISTRATION STATEMENTS AND OTHER DOCUMENTS FILED WITH THE SEC. FOR MORE INFORMATION ABOUT ANY OF OUR FUNDS PLEASE VISIT WWW.RMRFUNDS.COM OR CALL OUR INVESTOR RELATIONS GROUP AT 1-866-790-3165.

NOTICE CONCERNING LIMITED LIABILITY

THE DECLARATIONS OF TRUST OF RMR REAL ESTATE FUND, RMR HOSPITALITY AND REAL ESTATE FUND, RMR F.I.R.E. FUND, RMR PREFERRED DIVIDEND FUND AND RMR ASIA PACIFIC REAL ESTATE FUND, COPIES OF WHICH, TOGETHER WITH ALL AMENDMENTS AND SUPPLEMENTS THERETO, ARE DULY FILED IN THE OFFICE OF THE SECRETARY, CORPORATIONS DIVISION, OF THE COMMONWEALTH OF MASSACHUSETTS, PROVIDE THAT THE NAMES "RMR REAL ESTATE FUND", "RMR HOSPITALITY AND REAL ESTATE FUND", "RMR F.I.R.E. FUND", "RMR PREFERRED DIVIDEND FUND" AND "RMR ASIA PACIFIC REAL ESTATE FUND" REFER TO THE TRUSTEES UNDER THE DECLARATIONS COLLECTIVELY AS TRUSTEES, BUT NOT INDIVIDUALLY OR PERSONALLY, AND THAT NO TRUSTEE, OFFICER, SHAREHOLDER, EMPLOYEE OR AGENT OF ANY OF THE FUNDS SHALL BE HELD TO ANY PERSONAL LIABILITY, JOINTLY OR SEVERALLY, FOR ANY OBLIGATION OF, OR CLAIM AGAINST, ANY OF THESE FUNDS. ALL PERSONS DEALING WITH ANY OF THE FUNDS IN ANY WAY, SHALL LOOK ONLY TO THE ASSETS OF THAT FUND WITH WHICH HE OR SHE MAY DEAL FOR THE PAYMENT OF ANY SUM OR THE PERFORMANCE OF ANY OBLIGATION.

RMR Funds June 30, 2006

To our shareholders,

We are pleased to present you with our 2006 semi annual report for five funds:

  •
  RMR Real Estate Fund (AMEX: RMR), which began operations in December 2003, beginning on page 2;

  •
  RMR Hospitality and Real Estate Fund (AMEX: RHR), which began operations in April 2004, beginning on page 16;

  •
  RMR F.I.R.E. Fund (AMEX: RFR), which began operations in November 2004, beginning on page 31;

  •
  RMR Preferred Dividend Fund (AMEX: RDR), which began operations in May 2005, beginning on page 46; and

  •
  RMR Asia Pacific Real Estate Fund (AMEX: RAP), which began operations in May 2006, beginning on page 59.

Affiliates of our management team wasted no time becoming fellow shareholders of RMR Asia Pacific Real Estate Fund, having purchased almost $1 million of shares at the public offering price of $20/share. Our management team and their affiliates currently own shares in the RMR Funds with a market value in excess of $18 million.

We invite you to read through the information contained in this report and to view our website at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
June 30, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2006, and our financial position as of June 30, 2006.

During the first six months of 2006, our allocation to the sub-sector of specialty real estate investment trusts, or REITs, increased from 4% to 7% of total investments, our largest sub-sector increase. During the same time period, our allocation to the diversified sub-sector decreased from 20% to 18% of total investments, our largest sub-sector decrease. These changes reflect our view of the business environments in these sub-sectors, the strengths and weaknesses of the companies that operate in those sub-sectors and the share prices of individual companies. During the remainder of 2006, we will continue to monitor market conditions and position our portfolio according to our views of market conditions.

For securities that we held continuously during the first six months of 2006, our three best performing investments were the common stocks of Home Properties, Inc., Associated Realty Corp. and Eagle Hospitality Properties Trust, Inc., with total returns during this period of 38%, 34% and 31%, respectively. Our three worst performing investments during the same period were the common stocks of The Mills Corp., U-Store-It and Trustreet Properties, Inc. with negative total returns during the period of 31%, 8% and 6%, respectively.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Real Estate Fund
June 30, 2006

Relevant Market Conditions

Real Estate Industry Fundamentals.    The operating environment for real estate companies has improved in 2006. Generally, vacancy rates have been declining and rental rates have been increasing. We expect real estate industry fundamentals to remain strong for the foreseeable future.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population. We believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions, too, seem to be increasing their allocations to real estate securities. Both of these are long term positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary investment objective is to earn and pay a high level of current income to our common shareholders by investing in real estate companies. Our secondary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the first six months of 2006, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 10.8%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was 13.4% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 1.6%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of June 30, 2006, include 69% REIT common stocks and 27% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the first six months of 2006 was 2.7%.

Portfolio holdings by sub-sector as a percentage of investments

(as of June 30, 2006) (unaudited)

REITs
Diversified	18%
Health care	14%
Retail	13%
Office	11%
Hospitality	10%
Others, less than 10%	30%

Total REITs	96%
Other	2%
Short term investments	2%

Total investments	100%

RMR Real Estate Fund
Portfolio of Investments – June 30, 2006 (unaudited)

Company	Shares	Value

Common Stocks – 99.6% Real Estate Investment Trusts – 96.6%
Apartments – 8.6%
Apartment Investment & Management Co.	30,100	$1,307,845
Associated Estates Realty Corp.	106,400	1,319,360
BNP Residential Properties, Inc.	200,000	3,410,000
Home Properties, Inc.	69,200	3,841,292

		9,878,497
Diversified – 23.7%
Centracore Properties Trust	22,050	545,738
Colonial Properties Trust	117,900	5,824,260
Cousins Properties, Inc.	10,300	318,579
Crescent Real Estate Equities Co.	377,000	6,997,120
Duke Realty Corp.	5,000	175,750
Entertainment Properties Trust	20,400	878,220
iStar Financial, Inc.	3,000	113,250
Lexington Corporate Properties Trust	223,000	4,816,800
Liberty Property Trust	22,000	972,400
National Retail Properties	309,500	6,174,525
Newkirk Realty Trust, Inc.	8,000	138,880
Spirit Finance Corp.	17,500	197,050
Washington Real Estate Investment Trust	300	11,010

		27,163,582
Health Care – 12.7%
Cogdell Spencer, Inc.	15,000	292,650
Health Care Property Investors, Inc.	15,080	403,239
Health Care REIT, Inc.	158,600	5,543,070
Healthcare Realty Trust, Inc.	16,200	515,970
Medical Properties Trust, Inc.	57,500	634,800
Nationwide Health Properties, Inc.	262,600	5,911,126
OMEGA Healthcare Investors, Inc.	83,200	1,099,904
Universal Health Realty Income Trust	7,000	219,450

		14,620,209
Hospitality – 0.6%
Eagle Hospitality Properties Trust, Inc.	60,000	577,800
Hersha Hospitality Trust	6,100	56,669
Highland Hospitality Corp.	7,000	98,560

		733,029
See notes to financial statements and notes to portfolio of investments.

Industrial – 7.8%
AMB Property Corp.	7,100	$358,905
EastGroup Properties, Inc.	4,500	210,060
First Industrial Realty Trust, Inc.	206,640	7,839,922
ProLogis	11,000	573,320

		8,982,207
Manufactured Homes – 2.1%
Sun Communities, Inc.	73,900	2,403,967
Mortgage – 0.8%
American Mortgage Acceptance Co.	23,500	346,390
KKR Financial Corp.	5,000	104,050
Newcastle Investment Corp.	17,000	430,440

		880,880
Office – 14.0%
Columbia Equity Trust, Inc.	3,000	46,080
Corporate Office Properties Trust	11,500	483,920
Equity Office Properties Trust	152,300	5,560,473
Glenborough Realty Trust, Inc.	293,000	6,311,220
Highwoods Properties, Inc.	55,000	1,989,900
Maguire Properties, Inc.	46,000	1,617,820

		16,009,413
Retail – 14.7%
CBL & Associates Properties, Inc.	12,000	467,160
Cedar Shopping Centers, Inc.	5,000	73,600
Equity One, Inc.	5,000	104,500
Feldman Mall Properties, Inc.	3,000	32,880
General Growth Properties, Inc.	7,000	315,420
Glimcher Realty Trust	88,400	2,193,204
Heritage Property Investment Trust	198,600	6,935,112
New Plan Excel Realty Trust	182,780	4,512,838
Pennsylvania Real Estate Investment Trust	10,000	403,700
Realty Income Corp.	14,000	306,600
Taubman Centers, Inc.	6,000	245,400
The Mills Corp.	45,100	1,206,425
Urstadt Biddle Properties, Inc.	6,800	110,772

		16,907,611
See notes to financial statements and notes to portfolio of investments.

Specialty – 9.3%
Alesco Financial Trust (a)	500,000	$5,250,000
Getty Realty Corp.	32,600	927,144
Trustreet Properties, Inc.	337,200	4,447,668

		10,624,812
Storage – 2.3%
Extra Space Storage, Inc.	880	14,291
Sovran Self Storage, Inc.	50,000	2,539,500
U-Store-It Trust	5,000	94,300

		2,648,091
Total Real Estate Investment Trusts (Cost $98,560,222)		110,852,298
Other – 3.0%
American Capital Strategies, Ltd.	41,000	1,372,680
Iowa Telecommunication Services, Inc.	55,500	1,050,060
Seaspan Corp.	48,200	1,009,790
Total Other (Cost $3,236,521)		3,432,530
Total Common Stocks (Cost $101,796,743)		114,284,828
Preferred Stocks – 37.2%
Real Estate Investment Trusts – 37.2%
Apartments – 2.1%
Apartment Investment & Management Co., Series G	32,800	853,128
Apartment Investment & Management Co., Series T	60,000	1,497,600

		2,350,728
Diversified – 1.6%
Colonial Properties Trust, Series D	10,000	257,900
Colonial Properties Trust, Series E	62,910	1,601,059

		1,858,959
Health Care – 7.5%
LTC Properties, Inc., Series F	160,000	3,990,400
OMEGA Healthcare Investors Inc., Series D	160,000	4,099,200
Windrose Medical Properties Trust, Series A (b)	20,000	504,000

		8,593,600
See notes to financial statements and notes to portfolio of investments.

Hospitality – 13.7%
Ashford Hospitality Trust, Series A	107,900	$2,714,764
Eagle Hospitality Properties Trust, Inc., Series A	28,000	684,600
Equity Inns, Inc., Series B	34,000	860,200
FelCor Lodging Trust, Inc., Series A (b)	83,000	2,024,370
FelCor Lodging Trust, Inc., Series C	49,200	1,205,400
Innkeepers USA Trust, Series C	120,000	2,964,000
Strategic Hotels & Resorts, Inc., Series B	54,500	1,353,235
Winston Hotels, Inc., Series B	160,000	3,955,200

		15,761,769
Manufactured Homes – 5.6%
Affordable Residential Communities, Series A	280,000	6,398,000
Mortgage – 3.0%
New Century Financial Corp., Series A	20,000	490,000
RAIT Investment Trust, Series A	125,000	2,981,250

		3,471,250
Office – 0.8%
Alexandria Real Estate Equities, Inc., Series B	5,000	126,550
Kilroy Realty Corp., Series F	30,000	739,200

		865,750
Retail – 2.9%
CBL & Associates Properties, Inc., Series B	20,000	1,016,500
Glimcher Realty Trust, Series F	20,000	513,800
Glimcher Realty Trust, Series G	50,000	1,250,000
The Mills Corp., Series E	7,100	163,442
The Mills Corp., Series G	17,000	382,500

		3,326,242
Total Preferred Stocks (Cost $42,180,584)		42,626,298
Short-Term Investments – 3.1%
Other Investment Companies – 3.1%
SSgA Money Market Fund, 4.75% (c) (Cost $3,566,088)	3,566,088	3,566,088
Total Investments – 139.9% (Cost $147,543,415)		160,477,214
Other assets less liabilities – 3.7%		4,190,924
Preferred Shares, at liquidation preference – (43.6)%		(50,000,000)
Net Assets applicable to common shareholders – 100%		$114,668,138

Notes to Portfolio of Investments

(a)
144A securities. Securities restricted for resale to Qualified Institutional Buyers.

(b)
Convertible into common stock.

(c)
Rate reflects 7 day yield as of June 30, 2006.

See notes to financial statements.

RMR Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $147,543,415)	$160,477,214
Cash	388
Receivable for investment securities sold	3,390,811
Dividends and interest receivable	1,130,292
Other assets	11,815

Total assets	165,010,520

Liabilities
Payable for investment securities purchased	89,454
Advisory fee payable	79,369
Distributions payable – preferred shares	46,180
Accrued expenses and other liabilities	127,379

Total liabilities	342,382

Preferred shares, at liquidation preference
Auction preferred shares, Series T; $.001 par value per share; 2,000 shares issued and outstanding at $25,000 per share liquidation preference	50,000,000

Net assets attributable to common shares	$114,668,138

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 6,824,000 shares issued and outstanding	$6,824
Additional paid-in capital	96,710,623
Undistributed net investment income	318,701
Accumulated net realized gain on investment transactions	4,698,191
Net unrealized appreciation on investments	12,933,799

Net assets attributable to common shares	$114,668,138

Net asset value per share attributable to common shares (based on 6,824,000 common shares outstanding)	$16.80

See notes to financial statements.

RMR Real Estate Fund
Financial Statements — continued

Statement of Operations

Six Months Ended June 30, 2006 (unaudited)

Investment Income
Dividends (cash distributions received or due)	$5,491,574
Interest	142,342

Total investment income	5,633,916

Expenses
Advisory	689,372
Administrative	63,480
Audit and legal	62,791
Preferred share remarketing	61,642
Custodian	31,896
Shareholder reporting	18,065
Compliance and internal audit	14,901
Trustees' fees and expenses	8,344
Other	47,061

Total expenses	997,552
Less: expenses waived by the Advisor	(202,757)

Net expenses	794,795

Net investment income	4,839,121

Realized and unrealized gain on investments
Net realized gain on investments	3,672,512
Net change in unrealized appreciation/(depreciation) on investments	4,006,931

Net realized and unrealized gain on investments	7,679,443

Distributions to preferred shareholders from net investment income	(1,108,420)

Net increase in net assets attributable to common shares resulting from operations	$11,410,144

See notes to financial statements.

RMR Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Six Months Ended June 30, 2006	Year Ended December 31, 2005
	(unaudited)

Increase (decrease) in net assets resulting from operations
Net investment income	$4,839,121	$4,370,527
Net realized gain on investments	3,672,512	6,758,346
Net change in unrealized appreciation/(depreciation) on investments	4,006,931	(7,347,940)
Distributions to preferred shareholders from:
Net investment income	(1,108,420)	(667,974)
Net realized gain on investments	—	(928,346)

Net increase in net assets attributable to common shares resulting from operations	11,410,144	2,184,613

Distributions to common shareholders from:
Net investment income	(3,412,000)	(3,702,553)
Net realized gain on investments	—	(5,168,647)

Total increase (decrease) in net assets attributable to common shares	7,998,144	(6,686,587)
Net assets attributable to common shares
Beginning of period	106,669,994	113,356,581

End of period (including undistributed net investment income of $318,701 and $0, respectively)	$114,668,138	$106,669,994

Common shares issued and repurchased
Shares outstanding, beginning of period	6,824,000	6,824,000
Shares issued	—	—

Shares outstanding, end of period	6,824,000	6,824,000

See notes to financial statements.

RMR Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2006		Year Ended December 31, 2005	Year Ended December 31, 2004	For the Period December 18, 2003(a) to December 31, 2003

	(unaudited)
Per Common Share Operating Performance (b)
Net asset value, beginning of period	$15.63		$16.61	$14.35	$14.33	(c)

Income from Investment Operations
Net investment income (d)	.71	(e)	.64	.47	.10
Net realized and unrealized appreciation/(depreciation) on investments	1.12	(e)	(.08)	3.11	(.05)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.16	)(e)	(.10)	(.05)	—
Net realized gain on investments	—	(e)	(.14)	(.05)	—

Net increase in net asset value from operations	1.67		.32	3.48	.05
Less: Distributions to common shareholders from:
Net investment income	(.50	)(e)	(.54)	(.53)	—
Net realized gain on investments	—	(e)	(.76)	(.57)	—
Common share offering costs charged to capital	—		—	—	(.03)
Preferred share offering costs charged to capital	—		—	(.12)	—

Net asset value, end of period	$16.80		$15.63	$16.61	$14.35

Market price, beginning of period	$13.15		$14.74	$15.00	$15.00

Market price, end of period	$14.38		$13.15	$14.74	$15.00

Total Return (f)
Total investment return based on:
Market price (g)	13.31%		(1.96)%	6.42%	0.00%
Net asset value (g)	10.77%		2.10%	24.73%	0.14%
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$50,000		$50,000	$50,000	$—
Net assets attributable to common shares, end of period (000s)	$114,668		$106,670	$113,357	$95,776
Ratio to average net assets attibutable to common shares of:
Net investment income, before total preferred share distributions (d)	8.59	%(e)(h)	4.02%	3.22%	27.45	%(h)
Total preferred share distributions	1.97	%(h)	1.47%	0.67%	0.00	%(h)
Net investment income, net of preferred share distributions (d)	6.62	%(e)(h)	2.55%	2.55%	27.45	%(h)
Expenses, net of fee waivers	1.41	%(h)	1.50%	1.69%	2.40	%(h)
Expenses, before fee waivers	1.77	%(h)	1.87%	2.05%	2.65	%(h)
Portfolio turnover rate	20.70%		22.15%	35.52%	17.49%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at December 18, 2003, reflects the deduction of the average sales load and offering costs of $0.67 per share paid by the holders of common shares from the $15.00 offering price. We paid a sales load and offering cost of $0.68 per share on 6,660,000 common shares sold to the public and no sales load or offering costs on 7,000 common shares sold to affiliates of the RMR Advisors for $15 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (7) to the financial statements, these amounts are subject to change to the extent 2006 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
Total returns for periods of less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

See notes to financial statements.

RMR Real Estate Fund
Notes to Financial Statements

June 30, 2006 (unaudited)

Note A

(1)  Organization

RMR Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on July 2, 2002, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations prior to December 18, 2003, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2006, financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis or in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A(7), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On June 26, 2006, the Fund declared distributions of $0.10 per common share payable in August, September and October 2006. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund received from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs during interim periods because the issuers do not report their tax characterization until subsequent to year end. Final characterization of the Fund's 2006 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2006 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2006, are as follows:

Cost	$147,543,415

Gross unrealized appreciation	$15,294,219
Gross unrealized depreciation	(2,360,420)

Net unrealized appreciation/(depreciation)	$12,933,799

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until December 18, 2008.

RMR Advisors, and not the Fund, has contractually agreed to pay the lead underwriter of the Fund's initial public offering, an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR advisors for $63,480 of subadministrative fees charged by State Street for the six months ended June 30, 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $8,344 of trustee fees and expenses during the six months ended June 30, 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $14,901 of compliance and internal audit expense during the six months ended June 30, 2006. The Fund also participates in insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $11,257 of insurance expense during the six months ended June 30, 2006.

Note C

Securities Transactions

During the six months ended June 30, 2006, there were purchases and sales transactions (excluding short-term securities) of $32,833,244 and $32,828,374, respectively. Brokerage commissions on securities transactions amounted to $37,175 during the six months ended June 30, 2006.

Note D

Preferred Shares

The Fund's 2,000 outstanding Series T auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.75% per annum as of June 30, 2006.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on May 9, 2006. Following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	6,380,655	73,798	—
Preferred shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	391	47	—
Election of Gerard M. Martin as trustee until the 2009 annual meeting.	391	47	—

RMR Hospitality and Real Estate Fund
June 30, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2006, and our financial position as of June 30, 2006.

For the six months ended June 30, 2006, our investment allocation to the sub-sector of diversified real estate investment trusts, or REITs, increased from 16% to 18% of total investments, our largest sub-sector increase. During the same time period, our allocation to the hospitality sub-sector decreased from 33% to 28% of total investments, the largest sub-sector decrease. These changes reflect our view of the business environments in these sub-sectors, the strengths and weakness of the companies that operate in those sub-sectors and the share prices of individual companies. During the remainder of 2006, we will continue to monitor market conditions and position our portfolio according to our views of market conditions.

For securities that we held continuously during the first six months of 2006, our three best performing investments during the period were the common stocks of CarrAmerica Realty Corp., Eagle Hospitality Properties Trust, Inc. and Highwood Properties Inc., with total returns during this period of 32%, 31% and 30%, respectively. Our worst performing investments during the same period were The Mills Corp. common stock, LBA Realty LLC preferred stock, Series B and Trustreet Properties Inc. common stock with negative total returns of 32%, 17% and 6%, respectively.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Hospitality and Real Estate Fund
June 30, 2006

Relevant Market Conditions

Hospitality Industry Fundamentals.    Strong operating fundamentals have continued into 2006. Most companies operating in the hospitality sector have seen increases in occupancy and daily rental rates. This dual combination has allowed the hospitality sector to show earnings improvements over 2005. New supply has been constrained due to high investment costs, and private equity has eliminated the public securities of several hospitality companies.

Real Estate Industry Fundamentals    The operating environment for real estate companies has improved in 2006. Generally, vacancy rates have been declining and rental rates have been increasing. We expect real estate industry fundamentals to remain strong for the foreseeable future.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population. We believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions, too, seem to be increasing their allocations to real estate securities. Both of these are long term positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary objective is to earn and pay to our common shareholders a high level of current income by investing in hospitality and real estate companies. Our secondary objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the first six months of 2006, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 8.3%. During that same period, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was 13.4% and the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 1.6%. We believe these two indices are relevant to us because our investments, excluding short term investments, as of June 30, 2006, include 56% REIT common stocks and 34% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the first six months of 2006 was 2.7%.

Portfolio holdings by sub-sector as a percentage of investments

(as of June 30, 2006) (unaudited)

Hospitality	28%
Diversified	18%
Office	18%
Health care	10%
Others, less than 10%	25%
Short term investments	1%

Total	100%

REITs	92%
Other	7%
Short term investments	1%

Total	100%

RMR Hospitality and Real Estate Fund
Portfolio of Investments – June 30, 2006 (unaudited)

Company	Shares	Value

Common Stocks – 84.3%
Real Estate Investment Trusts – 81.1%
Apartments – 1.9%
Apartment Investment & Management Co.	8,200	$356,290
Associated Estates Realty Corp.	11,600	143,840
BNP Residential Properties, Inc.	16,000	272,800
Home Properties, Inc.	4,900	271,999
United Dominion Realty Trust, Inc.	2,100	58,821

		1,103,750
Diversified – 23.0%
Centracore Properties Trust	8,150	201,713
Colonial Properties Trust	71,100	3,512,340
Cousins Properties, Inc.	10,200	315,486
Crescent Real Estate Equities Co.	171,000	3,173,760
Entertainment Properties Trust	17,300	744,765
iStar Financial, Inc.	3,000	113,250
Lexington Corporate Properties Trust	92,000	1,987,200
Liberty Property Trust	24,000	1,060,800
National Retail Properties, Inc.	88,650	1,768,567
Newkirk Realty Trust, Inc.	8,000	138,880
Spirit Finance Corp.	12,500	140,750
Washington Real Estate Investment Trust	300	11,010

		13,168,521
Health Care – 9.8%
Health Care Property Investors, Inc.	2,770	74,070
Health Care REIT, Inc.	49,150	1,717,792
Healthcare Realty Trust, Inc.	9,300	296,205
Medical Properties Trust, Inc.	53,750	593,400
Nationwide Health Properties, Inc.	91,000	2,048,410
Universal Health Realty Income Trust	5,000	156,750
Windrose Medical Properties Trust	50,100	731,460

		5,618,087
Hospitality – 2.4%
Ashford Hospitality Trust, Inc.	26,500	334,430
Eagle Hospitality Properties Trust, Inc.	41,000	394,830
Hersha Hospitality Trust	33,100	307,499
Highland Hospitality Corp.	7,000	98,560
Innkeepers USA Trust	5,000	86,400
Winston Hotels, Inc.	15,000	183,750

		1,405,469
See notes to financial statements and notes to portfolio of investments.

Industrial – 9.0%
AMB Property Corp.	7,200	$363,960
EastGroup Properties, Inc.	3,700	172,716
First Industrial Realty Trust, Inc.	106,160	4,027,711
ProLogis	11,000	573,320

		5,137,707
Mortgage – 1.3%
American Mortgage Acceptance Co.	13,400	197,516
KKR Financial Corp.	5,000	104,050
Newcastle Investment Corp.	17,000	430,440

		732,006
Office – 16.9%
Brandywine Realty Trust	44,000	1,415,480
CarrAmerica Realty Corp.	5,000	222,750
Columbia Equity Trust, Inc.	3,000	46,080
Corporate Office Properties Trust	11,500	483,920
Equity Office Properties Trust	62,100	2,267,271
Glenborough Realty Trust, Inc.	87,400	1,882,596
Highwoods Properties, Inc.	45,000	1,628,100
Maguire Properties, Inc.	4,000	140,680
Reckson Associates Realty Corp.	38,000	1,572,440

		9,659,317
Retail – 10.8%
CBL & Associates Properties, Inc.	2,000	77,860
Equity One, Inc.	5,000	104,500
Feldman Mall Properties, Inc.	2,900	31,784
General Growth Properties, Inc.	6,000	270,360
Glimcher Realty Trust	23,400	580,554
Heritage Property Investment Trust	80,400	2,807,568
New Plan Excel Realty Trust	46,270	1,142,406
Realty Income Corp.	5,000	109,500
Taubman Centers, Inc.	2,000	81,800
The Mills Corp.	36,100	965,675
Urstadt Biddle Properties, Inc.	800	13,032

		6,185,039
See notes to financial statements and notes to portfolio of investments.

Specialty – 5.3%
Getty Realty Corp.	34,000	$966,960
Trustreet Properties, Inc.	158,200	2,086,658

		3,053,618
Storage – 0.7%
Extra Space Storage, Inc.	220	3,573
Sovran Self Storage, Inc.	8,100	411,399

		414,972
Total Real Estate Investment Trusts (Cost $40,470,947)		46,478,486
Other – 3.2%
American Capital Strategies, Ltd.	16,000	535,680
Iowa Telecommunication Services, Inc.	25,800	488,136
Morgans Hotel Group (a)	7,000	108,920
Seaspan Corp.	33,400	699,730
Total Other (Cost $1,663,667)		1,832,466
Total Common Stocks (Cost $42,134,614)		48,310,952
Preferred Stocks – 49.5%
Real Estate Investment Trusts – 49.5%
Apartments – 2.7%
Apartment Investment & Management Co., Series R	38,000	956,650
Apartment Investment & Management Co., Series U	24,000	590,400

		1,547,050
Diversified – 2.7%
Colonial Properties Trust, Series E	23,067	587,055
Digital Realty Trust, Inc., Series A	15,000	379,350
LBA Realty LLC, Series B	30,000	585,000

		1,551,405
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Preferred Stocks – continued
Real Estate Investment Trusts – continued
Health Care – 4.4%
Health Care REIT, Inc., Series F	40,000	$1,005,200
LTC Properties, Inc., Series F	40,000	997,600
Windrose Medical Properties Trust, Series A (b)	20,000	504,000

		2,506,800
Hospitality – 28.3%
Ashford Hospitality Trust, Series A	46,000	1,157,360
Boykin Lodging Co., Series A	70,000	1,757,000
Eagle Hospitality Properties Trust, Inc., Series A	28,000	684,600
FelCor Lodging Trust, Inc., Series C	60,000	1,470,000
Hersha Hospitality Trust, Series A	40,000	992,400
Highland Hospitality Corp., Series A	160,000	3,840,000
Host Marriott Corp., Series E	100,000	2,700,000
Innkeepers USA Trust, Series C	27,000	666,900
LaSalle Hotel Properties, Series E	5,000	126,250
Strategic Hotels & Resorts, Inc., Series C	20,000	498,000
Winston Hotels, Inc., Series B	95,000	2,348,400

		16,240,910
Manufactured Homes – 0.4%
Affordable Residential Communities, Series A	9,600	219,360
Mortgage – 1.9%
HomeBanc Corp., Series A	25,000	628,750
New Century Financial Corp., Series A	20,000	490,000

		1,118,750
Office – 8.6%
Alexandria Real Estate Equities, Inc., Series C	120,000	3,139,200
SL Green Realty Corp., Series D	70,000	1,771,000

		4,910,200
Retail – 0.5%
The Mills Corp., Series E	1,800	41,436
The Mills Corp., Series G	10,000	225,000

		266,436
Total Preferred Stocks (Cost $28,261,761)		28,360,911
See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amount	Value

Debt Securities – 9.3%
Hospitality – 9.3%
American Real Estate Partners LP, 8.125%, 06/01/2012	$2,000,000	$1,995,000
FelCor Lodging LP, 9.00%, 06/01/2011 (c)	1,600,000	1,696,000
Six Flags, Inc., 9.75%, 04/15/2013	1,760,000	1,617,000
Total Debt Securities (Cost $5,253,227)		5,308,000
Short-Term Investments – 1.9%
Other Investment Companies – 1.9%
SSgA Money Market Fund, 4.75% (d) (Cost $1,115,883)	1,115,883	1,115,883
Total Investments – 145.0% (Cost $76,765,485)		83,095,746
Other assets less liabilities – 3.9%		2,214,074
Preferred Shares, at liquidation preference – (48.9)%		(28,000,000)
Net Assets applicable to common shareholders – 100%		$57,309,820

Notes to Portfolio of Investments

(a)
Non-income producing security.
(b)
Convertible into common stock.
(c)
Also a Real Estate Investment Trust.
(d)
Rate reflects 7 day yield as of June 30, 2006.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $76,765,485)	$83,095,746
Cash	666
Receivable for investment securities sold	1,718,484
Dividends and interest receivable	772,069
Other assets	9,451

Total assets	85,596,416

Liabilities
Payable for investment securities purchased	89,454
Advisory fee payable	41,194
Distributions payable – preferred shares	27,496
Accrued expenses and other liabilities	128,452

Total liabilities	286,596

Preferred shares, at liquidation preference
Auction preferred shares, Series Th; $.001 par value per share; 1,120 shares issued and outstanding at $25,000 per share liquidation preference	28,000,000

Net assets attributable to common shares	$57,309,820

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,485,000 shares issued and outstanding	$2,485
Additional paid-in capital	47,170,770
Undistributed net investment income	383,817
Accumulated net realized gain on investments	3,422,487
Net unrealized appreciation on investments	6,330,261

Net assets attributable to common shares	$57,309,820

Net asset value per share attributable to common shares (based on 2,485,000 shares outstanding)	$23.06

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2006 (unaudited)

Investment Income
Dividends (cash distributions received or due)	$2,620,821
Interest	442,296

Total investment income	3,063,117

Expenses
Advisory	358,681
Administrative	63,444
Audit and legal	46,059
Preferred share remarketing	34,037
Custodian	29,294
Compliance and internal audit	14,901
Trustees' fees and expenses	8,321
Shareholder reporting	7,903
Other	44,159

Total expenses	606,799
Less: expenses waived by the Advisor	(105,494)

Net expenses	501,305

Net investment income	2,561,812

Realized and unrealized gain on investments
Net realized gain on investments	1,753,008
Net change in unrealized appreciation/(depreciation) on investments	795,558

Net realized and unrealized gain on investment transactions	2,548,566
Distributions to preferred shareholders from net investment income	(624,870)

Net increase in net assets attributable to common shares resulting from operations	$4,485,508

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Statements – continued

Statement of Changes in Net Assets

	Six Months Ended June 30, 2006	Year Ended December 31, 2005

	(unaudited)
Increase (decrease) in net assets resulting from operations
Net investment income	$2,561,812	$2,815,626
Net realized gain on investments	1,753,008	2,777,962
Net change in unrealized appreciation/(depreciation) on investments	795,558	(3,222,844)
Distributions to preferred shareholders from:
Net investment income	(624,870)	(403,117)
Net realized gain on investments	—	(265,998)

Net increase in net assets attributable to common shares resulting from operations	4,485,508	1,701,629

Distributions to common shareholders from:
Net investment income	(1,553,125)	(2,411,208)
Net realized gain on investments	—	(1,626,917)
Capital shares transactions
Net proceeds from sale of preferred shares	—	10,708,615

Net increase from capital share transactions	—	10,708,615
Less: Liquidation preference of preferred shares issued	—	(11,000,000)

Total increase (decrease) in net assets attributable to common shares	2,932,383	(2,627,881)
Net assets attributable to common shares
Beginning of period	54,377,437	57,005,318

End of period (including undistributed net investment income of $383,817 and $0, respectively)	$57,309,820	$54,377,437

Common shares issued and repurchased
Shares outstanding, beginning of period	2,485,000	2,485,000
Shares issued	—	—

Shares outstanding, end of period	2,485,000	2,485,000

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout The Period

	Six Months Ended June 30, 2006		Year Ended December 31, 2005	For the Period April 27, 2004(a) to December 31, 2004

	(unaudited)
Per Common Share Operating Performance (b)
Net asset value, beginning of period	$21.88		$22.94	$19.28	(c)

Income from Investment Operations
Net investment income (d)	1.03	(e)	1.13	.71
Net realized and unrealized appreciation/(depreciation) on investments	1.03	(e)	(.19)	3.95
Distributions to preferred shareholders (common stock equivalent basis)
Net investment income	(.25	)(e)	(.16)	(.06)
Net realized gain on investments	—	(e)	(.11)	(.01)

Net increase in net asset value from operations	1.81		.67	4.59
Less: Distributions to common shareholders from:
Net investment income	(.63	)(e)	(.96)	(.65)
Net realized gain on investments	—	(e)	(.65)	(.10)
Common shares offering costs charged to capital	—		—	(.04)
Preferred shares offering costs charged to capital	—		(.12)	(.14)
Net asset value, end of period	$23.06		$21.88	$22.94

Market price, beginning of period	$18.21		$19.98	$20.00

Market price, end of period	$19.31		$18.21	$19.98

Total Return (f)
Total investment return based on:
Market price (g)	9.53%		(0.73)%	3.93%
Net asset value (g)	8.30%		2.54%	23.16%
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$28,000		$28,000	$17,000
Net assets attributable to common shares, end of period (000s)	$57,310		$54,377	$57,005
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	9.05	%(e)(h)	5.04%	4.96	%(h)
Total preferred share distributions	2.21	%(h)	1.20%	0.50	%(h)
Net investment income, net of preferred share distributions (d)	6.84	%(e)(h)	3.84%	4.46	%(h)
Expenses, net of fee waivers	1.77	%(h)	1.80%	1.86	%(h)
Expenses, before fee waivers	2.14	%(h)	2.14%	2.18	%(h)
Portfolio turnover rate	19.72%		23.95%	20.83%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at April 27, 2004, reflects the deduction of the average sales load and offering costs of $0.72 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.90 per share on 2,000,000 common shares sold to the public and no sales load or offering costs on 480,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (7) to the financial statements, these amounts are subject to change to the extent 2006 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
Total returns for periods less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; distributions are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

See notes to financial statements.

RMR Hospitality and Real Estate Fund
Notes to Financial Statements

June 30, 2006 (unaudited)

Note A

(1)  Organization

RMR Hospitality and Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on January 27, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations until April 27, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2006, financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis or in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A(7), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On June 26, 2006, the Fund declared distributions of $0.125 per common share payable in August, September and October 2006. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts or REITs, which are generally not subject to federal income taxes. Distributions that the Fund received from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs during interim periods because the issuers do not report their tax characterization until subsequent to year end. Final characterization of the Fund's 2006 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2006 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2006, are as follows:

Cost	$76,765,485

Gross unrealized appreciation	$7,880,356
Gross unrealized depreciation	(1,550,095)

Net unrealized appreciation/(depreciation)	$6,330,261

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments are concentrated in income producing common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by hospitality and real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the hospitality and real estate industries due to economic, legal, regulatory, technological or other developments affecting the United States hospitality and real estate industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until April 27, 2009.

RMR Advisors, and not the Fund, has contractually agreed to pay the lead underwriters of the Fund's initial public offering, an aggregate annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $63,444 of subadministrative fees charged by State Street for the six months ended June 30, 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $8,321 of trustee fees and expenses during the six months ended June 30, 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $14,901 of compliance and internal audit expense during the six months ended June 30, 2006. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $9,554 of insurance expense during the six months ended June 30, 2006.

Note C

Securities Transactions

During the six months ended June 30, 2006, there were purchases and sales transactions (excluding short-term securities) of $16,417,517 and $18,316,286, respectively. Brokerage commissions on securities transactions amounted to $25,004 during the six months ended June 30, 2006.

Note D

Preferred Shares

The Fund's 1,120 outstanding Series Th auction preferred shares, have a liquidation preference of $25,000 per share, plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.05% per annum as of June 30, 2006.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on May 9, 2006. Following is a summary of the proposals submitted to shareholders for vote at the meeting and votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	1,978,830	15,029	—
Preferred shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	152	56	—
Election of Gerard M. Martin as trustee until the 2009 annual meeting.	152	56	—

RMR F.I.R.E. Fund
June 30, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2006, and our financial position as of June 30, 2006.

For the six months ended June 30, 2006, our investment allocation to the sub-sector of specialty real estate investment trusts, or REITs, increased from 2% to 6% of total investments, the largest such increase. During the same time period, our allocation to the diversified real estate sub-sector decreased from 16% to 13% of total investments, the largest such decrease. These changes reflect our view of the business environments in these sub-sectors, the strengths and weaknesses of the companies that operate in those sub-sectors and the share prices of individual companies. During the remainder of 2006, we will continue to monitor market conditions and position our portfolio according to our views of market conditions.

For securities that we held continuously during the first six months of 2006, our three best performing investments were the common stocks of Eagle Hospitality Properties Trust Inc., Capital Trust Inc. and Iowa Telecommunication Services with total returns of 31%, 27% and 25%, respectively. Our three worst performing investments during the same period were the common stocks of The Mills Corp. and FirstMerit Corp. and the preferred stock, Series B of LBA Realty LLC with negative total returns during the same period of 31%, 18% and 17%, respectively.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR F.I.R.E. Fund
June 30, 2006

Relevant Market Conditions

Financial Services Industry Fundamentals.    Generally, earnings of companies in the financial sector have increased in the first half of 2006 versus the same period in 2005. Many companies in the financial sector have successfully offset interest rate margin compression with balance sheet growth and have enjoyed high credit quality levels with limited bad debt losses.

We believe that interest rate margins will not improve for the sector overall as long as the U.S. treasury yield curve remains inverted, with longer term yield rates lower than shorter term rates, or flat. If the yield curve returns to its customary historical upright position in response to Federal Reserve policy or other market factors the interest rate margins for this sector may improve.

Real Estate Industry Fundamentals.    The operating environment for real estate companies has improved in 2006. Generally, vacancy rates have been declining and rental rates have been increasing. We expect real estate industry fundamentals to remain strong for the foreseeable future.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population. We believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions, too, seem to be increasing their allocations to real estate securities. Both of these are long term positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our investment objective is to provide high total returns to our common shareholders through a combination of capital appreciation and current income. There can be no assurance that we will achieve our investment objective.

During the six months ended June 30, 2006, our total return on net asset value, or NAV (including NAV changes and assuming a hypothetical reinvestment of distributions at NAV) was 3.2%. During the same period the S&P 500 Financial Sector Index (an unmanaged index of financial services common stocks) total return was 3.1%, the total return for the MSCI US REIT Total Return Index (an unmanaged index of REIT common stocks) was 13.4% and the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 1.6%. We believe these three indices are relevant to us because our investments, excluding short-term investments, as of June 30, 2006, include 21% of financial services stocks, 36% REIT common stocks and 40% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the first six months of 2006 was 2.7%.

Portfolio holdings by sub-sector as a percentage of investments

(as of June 30, 2006) (unaudited)

Banks & Thrifts	10%
Other Financial Services	11%
Retail REITs	15%
Diversified REITs	13%
Hospitality REITs	12%
Other REITs less than 10%	36%
Other	2%
Short term investments	1%

Total	100%

REITs	76%
Financial Services	21%
Other	2%
Short term investments	1%

Total	100%

RMR F.I.R.E. Fund
Portfolio of Investments – June 30, 2006 (unaudited)

Company	Shares	Value

Common Stocks – 89.4%
Financial Services – 29.8%
Banks – 8.3%
Comerica, Inc.	4,000	$207,960
Farmers Capital Bank Corp.	3,035	99,396
First Commonwealth Financial Corp.	28,000	355,600
First Horizon National Corp.	11,400	458,280
Firstmerit Corp.	12,800	268,032
FNB Corp.	28,500	449,445
National City Corp.	17,400	629,706
Trustco Bank Corp. NY	23,400	257,868

		2,726,287
Thrifts – 7.2%
Beverly Hills Bancorp, Inc.	100	962
Capitol Federal Financial	17,400	596,646
Flagstar Bancorp, Inc.	25,000	399,000
New York Community Bancorp, Inc.	82,200	1,357,122

		2,353,730
Other Financial Services – 14.3%
American Capital Strategies, Ltd.	51,000	1,707,480
Capital Trust, Inc. *	4,900	174,538
CharterMac	44,200	826,982
Fannie Mae	13,000	625,300
Friedman Billings Ramsey Group, Inc. *	54,000	592,380
MCG Capital Corp.	46,500	739,350

		4,666,030
Total Financial Services (Cost $11,479,642)		9,746,047
Real Estate – 57.2%
Diversified – 14.8%
Centracore Properties Trust *	3,000	74,250
Cousins Properties, Inc. *	10,200	315,486
Crescent Real Estate Equities Co. *	98,400	1,826,304
Entertainment Properties Trust *	2,000	86,100
iStar Financial, Inc. *	14,000	528,500
Lexington Corporate Properties Trust *	38,500	831,600
Liberty Property Trust *	6,900	304,980
National Retail Properties *	37,150	741,142
Newkirk Realty Trust, Inc. *	8,000	138,880

		4,847,242
See notes to financial statements and notes to portfolio of investments.

Health Care – 9.0%
Health Care Property Investors, Inc. *	16,850	$450,569
Health Care REIT, Inc. *	28,650	1,001,318
Healthcare Realty Trust, Inc. *	18,500	589,225
Medical Properties Trust, Inc. *	11,000	121,440
Nationwide Health Properties, Inc. *	31,400	706,814
Windrose Medical Properties Trust *	5,000	73,000

		2,942,366
Hospitality – 1.2%
Eagle Hospitality Properties Trust, Inc. *	36,500	351,495
Hersha Hospitality Trust *	3,000	27,870

		379,365
Industrial – 6.0%
EastGroup Properties, Inc. *	4,500	210,060
First Industrial Realty Trust, Inc. *	35,700	1,354,458
ProLogis *	8,000	416,960

		1,981,478
Manufactured Homes – 2.5%
Sun Communities, Inc. *	25,000	813,250
Mortgage – 2.3%
American Mortgage Acceptance Co. *	8,100	119,394
KKR Financial Corp. *	3,000	62,430
Newcastle Investment Corp. *	22,000	557,040

		738,864
Office – 0.4%
Equity Office Properties Trust *	50	1,826
Maguire Properties, Inc. *	4,000	140,680

		142,506
Retail – 12.3%
CBL & Associates Properties, Inc. *	9,000	350,370
Equity One, Inc. *	5,000	104,500
Feldman Mall Properties, Inc. *	1,000	10,960
Glimcher Realty Trust *	55,300	1,371,993
Heritage Property Investment Trust *	10,300	359,676
New Plan Excel Realty Trust *	40,650	1,003,648
Taubman Centers, Inc. *	2,000	81,800
The Mills Corp. *	28,100	751,675

		4,034,622
See notes to financial statements and notes to portfolio of investments.

Specialty – 8.6%
Alesco Financial Trust *(a)	150,000	$1,575,000
Getty Realty Corp. *	4,000	113,760
Trustreet Properties, Inc. *	84,300	1,111,917

		2,800,677
Storage – 0.1%
Extra Space Storage, Inc. *	1,100	17,864
Total Real Estate (Cost $19,764,872)		18,698,234
Other – 2.4%
Iowa Telecommunication Services, Inc.	42,500	804,100
Total Other (Cost $721,192)		804,100
Total Common Stocks (Cost $31,965,706)		29,248,381
Preferred Stocks – 66.7%
Real Estate – 63.7%
Apartments – 11.0%
Apartment Investment & Management Co., Series U *	32,500	799,500
Apartment Investment & Management Co., Series V *	27,700	691,115
Apartment Investment & Management Co., Series Y *	65,000	1,616,875
Home Properties, Inc., Series F *	18,800	479,400

		3,586,890
Diversified – 5.8%
Cousins Properties, Inc., Series B *	20,000	500,000
Digital Realty Trust, Inc., Series A *	20,000	505,800
LBA Realty LLC, Series B *	45,000	877,500

		1,883,300
Health Care – 3.5%
Health Care REIT, Inc., Series F *	26,900	675,997
OMEGA Healthcare Investors Inc., Series D *	19,000	486,780

		1,162,777
Hospitality – 18.1%
Eagle Hospitality Properties Trust, Inc., Series A *	14,000	342,300
Entertainment Properties Trust, Series B *	40,000	956,000
Equity Inns, Inc., Series B *	50,000	1,265,000
FelCor Lodging Trust, Inc., Series C *	64,000	1,568,000
Host Marriott Corp., Series E *	10,000	270,000
LaSalle Hotel Properties, Series A *	36,000	925,200
Strategic Hotels & Resorts, Inc., Series B *	13,700	340,171
Winston Hotels, Inc., Series B *	10,900	269,448

		5,936,119
See notes to financial statements and notes to portfolio of investments.

Manufactured Homes – 0.5%
Affordable Residential Communities, Series A *	6,900	$157,665
Mortgage – 10.9%
HomeBanc Corp., Series A *	10,000	251,500
MFA Mortgage Investments, Inc., Series A *	13,800	334,650
New Century Financial Corp., Series A *	20,000	490,000
RAIT Investment Trust, Series B *	59,000	1,483,850
Thornburg Mortgage, Inc., Series C *	40,000	996,000

		3,556,000
Office – 2.5%
Alexandria Real Estate Equities, Inc., Series C *	31,600	826,656
Retail – 11.4%
CBL & Associates Properties, Inc., Series D *	10,000	247,500
Glimcher Realty Trust, Series F *	26,500	680,785
Glimcher Realty Trust, Series G *	41,000	1,025,000
Ramco-Gershenson Properties Trust, Series B *	36,000	923,760
Taubman Centers, Inc., Series G *	15,000	382,800
The Mills Corp., Series E *	9,500	218,690
The Mills Corp., Series G *	11,500	258,750

		3,737,285
Total Real Estate (Cost $21,602,671)		20,846,692
Financial Services – 3.0%
Corts-UNUM Provident Financial Trust	38,000	967,100
Total Financial Services (Cost $982,300)		967,100
Total Preferred Stocks (Cost $22,584,971)		21,813,792
Short-Term Investments – 2.2%
Other Investment Companies – 2.2%
SSgA Money Market Fund, 4.75% (b) (Cost $724,079)	724,079	724,079
Total Investments – 158.3% (Cost $55,274,756)		51,786,252
Other assets less liabilities – 2.8%		922,238
Preferred Shares, at liquidation preference – (61.1)%		(20,000,000)
Net Assets applicable to common shareholders – 100%		$32,708,490

Notes to Portfolio of Investments

*
Real estate investment trust, or REIT.
(a)
144A securities. Securities restricted for resale to Qualified Institutional Buyers.
(b)
Rate reflects 7 day yield as of June 30, 2006.

See notes to financial statements.

RMR F.I.R.E. Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $55,274,756)	$51,786,252
Cash	305
Receivable for investment securities sold	997,860
Dividends and interest receivable	520,640
Other assets	13,608

Total assets	53,318,665

Liabilities
Payable for investment securities purchased	432,956
Advisory fees payable	25,786
Distributions payable – preferred shares	19,640
Accrued expenses and other liabilities	131,793

Total liabilities	610,175

Preferred shares, at liquidation preference
Auction preferred shares, Series W; $.001 par value per share; 800 shares issued and outstanding at $25,000 per share liquidation preference	20,000,000

Net assets attributable to common shares	$32,708,490

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 1,484,000 shares issued and outstanding	$1,484
Additional paid-in capital	35,211,654
Undistributed net investment income	35,112
Accumulated net realized gain on investments	948,744
Net unrealized depreciation on investments	(3,488,504)

Net assets attributable to common shares	$32,708,490

Net asset value per share attributable to common shares (based on 1,484,000 common shares outstanding)	$22.04

See notes to financial statements.

Statement of Operations

Six Months Ended June 30, 2006 (unaudited)

Investment Income
Dividends (cash distributions received or due)	$1,932,501
Interest	31,620

Total investment income	1,964,121

Expenses
Advisory	225,665
Administrative	63,590
Audit and legal	46,162
Custodian	30,067
Preferred share remarketing	24,761
Compliance and internal audit	14,961
Trustees' fees and expenses	8,390
Shareholder reporting	7,274
Other	41,278

Total expenses	462,148
Less: expenses waived by the Advisor	(66,371)

Net expenses	395,777

Net investment income	1,568,344

Realized and unrealized gain (loss) on investments
Net realized gain on investments	576,747
Net change in unrealized appreciation/(depreciation) on investments	(648,308)

Net realized and unrealized loss on investment transactions	(71,561)
Distributions to preferred shareholders from net investment income	(449,912)

Net increase in net assets attributable to common shares resulting from operations	$1,046,871

See notes to financial statements.

Statement of Changes in Net Assets

	Six Months Ended June 30, 2006	Year Ended December 31, 2005

	(unaudited)
Increase (decrease) in net assets resulting from operations
Net investment income	$1,568,344	$1,904,958
Net realized gain on investments	576,747	1,463,461
Net change in unrealized appreciation/(depreciation) on investments	(648,308)	(2,981,612)
Distributions to preferred shareholders from:
Net investment income	(449,912)	(417,797)
Net realized gain on investments	—	(217,867)

Net increase (decrease) in net assets attributable to common shares resulting from operations	1,046,871	(248,857)

Distributions to common shareholders from:
Net investment income	(1,083,320)	(1,621,681)
Net realized gain on investments	—	(978,287)

Total decrease in net assets attributable to common shares	(36,449)	(2,848,825)
Net assets attributable to common shares
Beginning of period	32,744,939	35,593,764

End of period (including undistributed net investment income of $35,112 and $0, respectively)	$32,708,490	$32,744,939

Common shares issued and repurchased
Shares outstanding, beginning of period	1,484,000	1,484,000
Shares issued	—	—

Shares outstanding, end of period	1,484,000	1,484,000

See notes to financial statements.

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2006		Year Ended December 31, 2005	For the Period November 22, 2004(a) to December 31, 2004

	(unaudited)
Per Common Share Operating Performance (b)
Net asset value, beginning of period	$22.07		$23.99	$24.03	(c)

Income from Investment Operations
Net investment income (d)	1.06	(e)	1.28	.10
Net realized and unrealized appreciation/(depreciation) on investments	(.06	)(e)	(1.01)	.17
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.30	)(e)	(.28)	(.02)
Net realized gain on investments	—	(e)	(.15)	—

Net increase (decrease) in net asset value from operations	.70		(.16)	.25
Less: Distributions to common shareholders from:
Net investment income	(.73	)(e)	(1.09)	—
Net realized gain on investments	—	(e)	(.67)	—
Common share offering costs charged to capital	—		—	(.04)
Preferred share offering costs charged to capital	—		—	(.25)

Net asset value, end of period	$22.04		$22.07	$23.99

Market price, beginning of period	$18.99		$24.05	$25.00

Market price, end of period	$19.29		$18.99	$24.05

Total Return (f)
Total investment return based on:
Market price (g)	5.43%		(14.00)%	(3.80)%
Net asset value (g)	3.16%		(0.64)%	(0.17)%

Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$20,000		$20,000	$20,000
Net assets attributable to common shares, end of period (000s)	$32,708		$32,745	$35,594
Ratio to average net assets attributable to common shares of:
Net investment income, before total preferred share distributions (d)	9.43	%(e)(h)	5.64%	3.92	%(h)
Total preferred share distributions	2.71	%(h)	1.88%	0.58	%(h)
Net investment income, net of preferred share distributions (d)	6.72	%(e)(h)	3.76%	3.34	%(h)
Expenses, net of fee waivers	2.38	%(h)	2.63%	3.45	%(h)
Expenses, before fee waivers	2.78	%(h)	3.03%	3.73	%(h)
Portfolio turnover rate	30.50%		64.96%	0.00%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at November 22, 2004, reflects the deduction of the average sales load and offering costs of $0.97 per share paid by the holders of common share from the $25.00 offering price. We paid a sales load and offering cost of $1.125 per share on 1,280,000 common shares sold to the public and no sales load or offering costs on 200,000 common shares sold to affiliates of RMR Advisors for $25 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (7) to the financial statements, these amounts are subject to change to the extent 2006 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
Total returns for periods less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

See notes to financial statements.

RMR F.I.R.E. Fund
Notes to Financial Statements

June 30, 2006 (unaudited)

Note A

(1)  Organization

RMR F.I.R.E. Fund, or the Fund, was organized as a Massachusetts business trust on August 6, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations until November 22, 2004, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2006, financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis or in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A(7), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On June 26, 2006, the Fund declared distributions of $0.146 per common share payable in August, September and October 2006. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund received from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs during interim periods because the issuers do not report their tax characterization until subsequent to year end. Final characterization of the Fund's 2006 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2006 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2006, are as follows:

Cost	$55,274,756

Gross unrealized appreciation	$315,052
Gross unrealized depreciation	(3,803,556)

Net unrealized appreciation/(depreciation)	$(3,488,504)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in income producing common shares and preferred shares issued by F.I.R.E. companies. F.I.R.E. is a commonly used acronym for the combined financial services, insurance and real estate companies. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the F.I.R.E. industries due to economic, legal, regulatory, technological or other developments affecting the United States F.I.R.E. industries.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets, until November 22, 2009.

RMR Advisors, and not the Fund, has contractually agreed to pay the lead underwriter of the Fund's initial public offering, an annual fee equal to 0.15% of the Fund's managed assets. This fee is paid quarterly in arrears during the term of RMR Advisors' advisory agreement and is paid by the RMR Advisors, not the Fund. The aggregate fees paid pursuant to the contract plus reimbursement of legal expenses of the underwriters will not exceed 4.5% of the total price of the common shares in the initial public offering.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $63,590 of subadministrative fees charged by State Street for the six months ended June 30, 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an interested person of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $8,390 of trustee fees and expenses during the six months ended June 30, 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $14,961 of compliance and internal audit expense during the six months ended June 30, 2006. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $10,850 of insurance expense during the six months ended June 30, 2006.

Note C

Securities Transactions

During the six months ended June 30, 2006, there were purchases and sales transactions (excluding short-term securities) of $16,165,048 and $15,879,063, respectively. Brokerage commissions on securities transactions amounted to $22,922 during the six months ended June 30, 2006.

Note D

Preferred Shares

The Fund's 800 outstanding Series W auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 5.05% per annum as of June 30, 2006.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on May 9, 2006. Following is a summary of the proposals submitted to shareholders for vote at the meeting and the votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	1,440,285	13,029	—
Preferred shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	134	13	—
Election of Gerard M. Martin as trustee until the 2009 annual meeting.	134	13	—

RMR Preferred Dividend Fund
June 30, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the six months ended June 30, 2006, and our financial position as of June 30, 2006.

During the first six months of 2006, our allocation to the sub-sector of retail real estate investment trusts, or REITs, increased from 11% to 13% of total investments, our largest sub-sector increase. During the same time period, our allocation to the diversified sub-sector decreased from 13% to 9% of total investments, our largest sub-sector decrease. These changes reflect our view of the business environments in these sub-sectors, the strengths and weaknesses of the companies that operate in those sub-sectors and the share prices of individual companies. During the remainder of 2006, we will continue to monitor market conditions and position our portfolio according to our view of market conditions.

For securities that we held continuously during the first six months of 2006, our three best performing investments were the preferred stock of General Motors Corp. and Affordable Residential Communities and the common stock of Iowa Telecommunications Services Inc., with total returns during this period of 27%, 24% and 14%, respectively. Our three worst performing investments during the same period were the The Mills Corp., Series C, The Mills Corp., Series E and DRA CRT Acquisition Corp., Series A preferred stocks with negative total returns during the period of 6%, 5% and 1% respectively.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Preferred Dividend Fund
June 30, 2006

Relevant Market Conditions

Real Estate Industry Fundamentals.    The operating environment for real estate companies has improved in 2006. Generally, vacancy rates have been declining and rental rates have been increasing. We expect real estate industry fundamentals to remain strong for the foreseeable future.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Demographic trends in the U.S. include growth in the over age 50 population. We believe that individuals in that age category tend to focus their investments in higher yielding stocks like REITs. Institutions, too, seem to be increasing their allocations to real estate securities. Both of these are long term positive factors affecting the real estate securities market.

Fund Strategies, Techniques and Performance

Our primary investment objective is to provide our common shareholders high current income. Our secondary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objectives.

During the first six months of 2006 our total return on net asset value, or NAV, was 6.5%. During that same period, the total return for the Merrill Lynch REIT Preferred Index (an unmanaged index of REIT preferred stocks) was 1.6%. We believe this index is relevant to us because our investments as of June 30, 2006, excluding short-term investments, include 81% REIT preferred stocks. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the first six months of 2006 was 2.7%.

Portfolio holdings by sub-sector as a percentage of investments

(as of June 30, 2006) (unaudited)

Hospitality	32%
Mortgage	17%
Retail	13%
Other, less than 10%	37%
Short term investments	1%

Total	100%

REITs	84%
Other	15%
Short term investments	1%

Total	100%

RMR Preferred Dividend Fund
Portfolio of Investments – June 30, 2006 (unaudited)

Company	Shares	Value

Preferred Stocks – 126.3% Real Estate Investment Trusts – 119.4%
Apartments – 9.1%
Apartment Investment & Management Co., Series G	56,400	$1,466,964
Apartment Investment & Management Co., Series R	68,000	1,711,900
Associated Estates Realty Corp., Series B	39,800	1,024,850
United Dominion Realty Trust, Inc., Series B	800	20,400

		4,224,114
Diversified – 12.4%
Crescent Real Estate Equities Co., Series B	163,700	4,272,570
Digital Realty Trust, Inc., Series A	40,000	1,011,600
LBA Realty LLC, Series B	25,000	487,500

		5,771,670
Health Care – 0.2%
OMEGA Healthcare Investors Inc., Series D	3,200	81,984
Hospitality – 46.5%
Ashford Hospitality Trust, Series A	58,000	1,459,280
Boykin Lodging Co., Series A	39,000	978,900
Eagle Hospitality Properties Trust, Inc., Series A	95,000	2,322,750
Entertainment Properties Trust, Series A	145,200	3,721,476
Equity Inns, Inc., Series B	83,800	2,120,140
FelCor Lodging Trust, Inc., Series C	167,400	4,101,300
Hersha Hospitality Trust, Series A	99,500	2,468,595
Highland Hospitality Corp., Series A	120,000	2,880,000
Host Marriott Corp., Series E	15,000	405,000
LaSalle Hotel Properties, Series A	25,100	645,070
Strategic Hotels & Resorts, Inc., Series B	6,800	168,844
Strategic Hotels & Resorts, Inc., Series C	4,000	99,600
Sunstone Hotel Investors, Inc., Series A	12,500	315,000

		21,685,955
Manufactured Homes – 4.8%
Affordable Residential Communities, Series A	97,200	2,221,020
Mortgage – 24.5%
Accredited Mortgage Loan REIT Trust, Series A	1,500	37,950
American Home Mortgage Investment Corp., Series A	92,000	2,415,000
Anthracite Capital, Inc., Series C	3,000	77,130
Impac Mortgage Holdings, Inc., Series B	54,900	1,331,325
Impac Mortgage Holdings, Inc., Series C	42,400	987,920
MFA Mortgage Investments, Inc., Series A	40,000	970,000
New Century Financial Corp., Series A	100,000	2,450,000
Newcastle Investment Corp., Series B	120,000	3,066,000
Thornburg Mortgage, Inc., Series C	2,500	62,250

		11,397,575
Office – 2.9%
Alexandria Real Estate Equities, Inc., Series B	17,600	445,456
DRA CRT Acquisition Corp., Series A	40,060	921,380

		1,366,836
See notes to financial statements and notes to portfolio of investments.

Company	Shares	Value

Preferred Stocks – continued Real Estate Investment Trusts – continued
Retail – 19.0%
CBL & Associates Properties, Inc., Series B	14,600	$742,045
Glimcher Realty Trust, Series F	30,000	770,700
Pennsylvania Real Estate Investment Trust, Series A	59,000	3,221,400
The Mills Corp., Series B	6,000	137,100
The Mills Corp., Series C	107,500	2,477,875
The Mills Corp., Series E	13,600	313,072
The Mills Corp., Series G	52,500	1,181,250

		8,843,442
Total Real Estate Investment Trusts (Cost $58,161,732)		55,592,596
Other – 6.9%
Ford Motor Co., 6/15/43 Series	9,400	157,920
General Motors Corp., 5/15/48 Series	26,100	458,838
Great Atlantic & Pacific Tea Co., 8/01/39 Series	87,800	2,195,000
Red Line Hotels Corp., 2/19/44 Series	15,925	426,392
Total Other (Cost $3,333,721)		3,238,150
Total Preferred Stocks (Cost $61,495,453)		58,830,746
Common Stocks – 6.1% Real Estate Investment Trusts – 4.7%
Diversified – 0.1%
Crescent Real Estate Equities Co.	3,000	55,680
Hospitality – 0.1%
Hersha Hospitality Trust	4,700	43,663
Industrial – 0.3%
First Industrial Realty Trust, Inc.	3,000	113,820
Mortgage – 0.8%
American Mortgage Acceptance Co.	5,900	86,966
Newcastle Investment Corp.	12,000	303,840

		390,806
Specialty – 3.4%
Alesco Financial Trust (a)	150,000	1,575,000
Total Real Estate Investment Trusts (Cost $2,103,358)		2,178,969
See notes to financial statements and notes to portfolio of investments.

Common Stocks – continued Other – 1.4%
Iowa Telecommunication Services, Inc.	34,500	$652,740
Seaspan Corp.	1,650	34,568
Total Other (Cost $675,949)		687,308
Total Common Stocks (Cost $2,779,307)		2,866,277
Debt Securities – 13.1%
Ford Motor Co., 7.75%, 06/15/2043	$2,210,000	1,524,900
Ford Motor Co., 8.90%, 01/15/2032	557,000	444,207
General Motors Corp., 8.375%, 07/15/2033	2,000,000	1,610,000
Six Flags, Inc., 9.75%, 04/15/2013	2,740,000	2,517,375
Total Debt Securities (Cost $6,496,582)		6,096,482
Short-Term Investments – 1.4%
Other Investment Companies – 1.4%
SSgA Money Market Fund, 4.75% (b) (Cost $641,989)	641,989	641,989
Total Investments – 146.9% (Cost $71,413,331)		68,435,494
Other assets less liabilities – 1.4%		637,616
Preferred Shares, at liquidation preference – (48.3)%		(22,500,000)
Net Assets applicable to common shareholders – 100%		$46,573,110

Notes to Portfolio of Investments

(a)
144A securities. Securities restricted for resale to Qualified Institutional Buyers.
(b)
Rate reflects 7 day yield as of June 30, 2006.

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $71,413,331)	$68,435,494
Cash	611
Dividends and interest receivable	605,132
Receivable for investment securities sold	245,515

Total assets	69,286,752

Liabilities
Payable for investment securities purchased	74,946
Distributions payable – preferred shares	24,003
Advisory fee payable	17,013
Accrued expenses and other liabilities	97,680

Total liabilities	213,642

Preferred shares, at liquidation preference
Auction preferred shares, Series M; $.001 par value per share; 900 shares issued and outstanding at $25,000 per share liquidation preference	22,500,000

Net assets attributable to common shares	$46,573,110

Composition of net assets
Common shares, $.001 par value per share; unlimited number of shares authorized, 2,600,901 shares issued and outstanding	$2,601
Additional paid-in capital	49,182,270
Undistributed net investment income	293,235
Accumulated net realized gain on investments	72,841
Net unrealized depreciation on investments	(2,977,837)

Net assets attributable to common shares	$46,573,110

Net asset value per share attributable to common shares (based on 2,600,901 common shares outstanding)	$17.91

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements – continued

Statement of Operations

Six Months Ended June 30, 2006 (unaudited)

Investment Income
Dividends (cash distributions received or due)	$2,684,343
Interest	384,038

Total investment income	3,068,381

Expenses
Advisory	290,537
Administrative	63,327
Audit and legal	46,113
Custodian	28,887
Preferred share remarketing fee	27,846
Compliance and internal audit	15,253
Trustees' fees and expenses	8,395
Shareholder reporting	7,274
Other	41,042

Total expenses	528,674
Less: expenses waived by the Advisor	(187,995)

Net expenses	340,679

Net investment income	2,727,702

Realized and unrealized gain on investments
Net realized gain on investments	42,139
Net change in unrealized appreciation/(depreciation) on investments	648,918

Net realized and unrealized gain on investment transactions	691,057
Distributions to preferred shareholders from net investment income	(487,179)

Net increase in net assets attributable to common shares resulting from operations	$2,931,580

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Statements — continued

Statement of Changes in Net Assets

	Six Months Ended June 30, 2006	For the Period May 25, 2005(a) to December 31, 2005

	(unaudited)
Increase (decrease) in net assets resulting from operations
Net investment income	$2,727,702	$2,327,865
Net realized gain on investment transactions	42,139	428,154
Net change in unrealized appreciation/(depreciation) on investments	648,918	(3,626,755)
Distributions to preferred shareholders from:
Net investment income	(487,179)	(339,732)
Net realized gain on investments	—	(58,005)

Net increase (decrease) in net assets attributable to common shares resulting from operations	2,931,580	(1,268,473)

Distributions to common shareholders from:
Net investment income	(1,947,288)	(1,988,133)
Net realized gain on investments	—	(339,447)
Capital shares transactions
Net proceeds from sale of common shares	—	49,138,250
Net proceeds from reinvestment of distributions	208,892	171,883
Net proceeds from sale of preferred shares	—	22,065,846

Net increase from capital transactions	208,892	71,375,979
Less: Liquidation preference of preferred shares issued	—	(22,500,000)

Total increase in net assets attributable to common shares	1,193,184	45,279,926
Net assets attributable to common shares
Beginning of period	45,379,926	100,000

End of period (including undistributed net investment income of $293,235 and $0, respectively)	$46,573,110	$45,379,926

Common shares issued and repurchased
Shares outstanding, beginning of period	2,589,311	5,000
Shares sold	—	2,575,000
Shares issued (reinvestment of distributions)	11,590	9,311

Shares outstanding, end of period	2,600,901	2,589,311

(a)
Commencement of operations.

See notes to financial statements.

RMR Preferred Dividend Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout Each Period

	Six Months Ended June 30, 2006		For the Period May 25, 2005(a) to December 31, 2005

	(unaudited)
Per Common Share Operating Performance (b)
Net asset value, beginning of period	$17.53		$19.09 (c)

Income from Investment Operations
Net investment income (d)	1.05	(e)	.93
Net realized and unrealized appreciation/(depreciation) on investments	.27	(e)	(1.28)
Distributions to preferred shareholders (common stock equivalent basis) from:
Net investment income	(.19	)(e)	(.14)
Net realized gain on investments	—	(e)	(.02)

Net increase (decrease) in net asset value from operations	1.13		(.51)
Less: Distributions to common shareholders from:
Net investment income	(.75	)(e)	(.77)
Net realized gain on investments	—	(e)	(.13)
Common share distributions reinvested at net asset value	—		.06
Common share offering costs charged to capital	—		(.04)
Preferred share offering costs charged to capital	—		(.17)

Net asset value, end of period	$17.91		$17.53

Market price, beginning of period	$16.35		$20.00

Market price, end of period	$18.18		$16.35

Total Return (f)
Total investment return based on:
Market price (g)	15.79%		14.10%
Net asset value (g)	6.50%		3.50%
Ratios/Supplemental Data:
Preferred shares, liquidation preference ($25,000 per share) (000s)	$22,500		$22,500
Net assets attributable to common shares, end of period (000s)	$46,573		$45,380
Ratio to average net assets attributable to common shares (h) of:
Net investment income, before total preferred share distributions (d)	11.85	%(e)	8.22%
Total preferred share distributions	2.12%		1.40%
Net investment income, net of preferred share distributions (d)	9.73	%(e)	6.82%
Expenses, net of fee waivers	1.48%		1.54%
Expenses, before fee waivers	2.30%		2.29%
Portfolio turnover rate	8.80%		5.60%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2005, reflects the deduction of the average sales load and offering costs of $0.91 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 2,237,500 common shares sold to the public and no sales load or offering costs on 67,500 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
As discussed in Note A (7) to the financial statements, these amounts are subject to change to the extent 2006 distributions by the issuers of the Fund's investments are characterized as capital gains and return of capital.
(f)
Total returns for periods less than one year are not annualized.
(g)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(h)
Annualized.

See notes to financial statements.

RMR Preferred Dividend Fund
Notes to Financial Statements

June 30, 2006 (unaudited)

Note A

(1)  Organization

RMR Preferred Dividend Fund, or the Fund, was organized as a Massachusetts business trust on November 8, 2004, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations until May 25, 2005, other than matters relating to the Fund's establishment and registration of the Fund's common shares under the Securities Act of 1933.

(2)  Interim Financial Statements

The accompanying June 30, 2006, financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis or in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes. The actual results could differ from these estimates particularly for reasons described in Note A(7), and for other reasons.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Securities traded primarily on the NASDAQ Stock Market, or NASDAQ, are normally valued by the Fund at the NASDAQ Official Closing Price, or NOCP, provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:06 p.m., eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Some fixed income securities may be valued using pricing provided by a pricing service. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short-term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to federal income tax.

(7)  Distributable Earnings

The Fund earns income, net of expenses, daily on its investments. It is the policy of the Fund to pay a stable distribution amount to common shareholders on a monthly basis and distributions to Fund shareholders are declared pursuant to this policy. On June 26, 2006, the Fund declared distributions of $0.15 per common shares payable in August, September and October, 2006. Distributions to shareholders are recorded on the ex-dividend date. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains), long term capital gains and return of capital. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carry-forwards, it is the policy of the Fund not to distribute such gains. Distributions to preferred shareholders are determined as described in Note D.

The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund received from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible to characterize distributions received from REITs during interim periods because the issuers do not report their tax characterization until subsequent to year end 2006. Final characterization of the Fund's 2006 distributions to shareholders is also dependent upon the magnitude or timing of the Fund's securities transactions prior to year end. Therefore it is likely that some portion of the Fund's 2006 investment income and distributions to shareholders will be recharacterized as long term capital gain and return of capital for financial statement and federal income tax purposes subsequent to year end and reflected accordingly in the Fund's year end financial statements.

Although subject to adjustments, the cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2006, are as follows:

Cost	$71,413,331

Gross unrealized appreciation	$135,470
Gross unrealized depreciation	(3,113,307)

Net unrealized appreciation/(depreciation)	$(2,977,837)

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in preferred securities issued by real estate investment trusts. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry due to economic, legal, regulatory, technological or other developments affecting the United States real estate industry.

Note B

Advisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors, Inc., or RMR Advisors, to provide the Fund with a continuous investment program, to make day to day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to this agreement, RMR Advisors is compensated at an annual rate of 0.85% of the Fund's average daily managed assets. Managed assets means the total assets of the Fund less liabilities other than any indebtedness entered into for purposes of leverage. For purposes of calculating managed assets, the liquidation preference of preferred shares are not considered liabilities.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.55% of the Fund's average daily managed assets, until May 24, 2010.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR Advisors for $63,327 of subadministrative fees charged by State Street for the six months ended June 30, 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $8,395 of trustee fees and expenses during the six months ended June 30, 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $15,253 of compliance and internal audit expense during the six months ended June 30, 2006. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $10,117 of insurance expense during the six months ended June 30, 2006.

Note C

Securities Transactions

During the six months ended June 30, 2006, there were purchases and sales transactions (excluding short-term securities) of $6,046,889 and $5,923,015, respectively. Brokerage commissions on securities transactions amounted to $4,212 during the six months ended June 30, 2006.

Note D

Preferred Shares

The Fund's 900 outstanding Series M auction preferred shares have a liquidation preference of $25,000 per share plus an amount equal to accumulated plus unpaid distributions. The preferred shares are senior to the Fund's common shares and rank on parity with any other class or series of preferred shares of the Fund as to the payment of periodic distributions, including distribution of assets upon liquidation. If the Fund does not timely cure a failure to (1) maintain asset coverage for the preferred shares as required by rating agencies, or (2) maintain asset coverage, as defined in the Investment Company Act of 1940, as amended, of at least 200%, the preferred shares will be subject to redemption at an amount equal to their liquidation preference plus accumulated but unpaid distributions. The holders of the preferred shares have voting rights equal to the holders of the Fund's common shares and will generally vote together with the holders of the Fund's common shares and generally vote together with the holders of the common shares as a single class. Holders of the preferred shares, voting as a separate class, also are entitled to elect two of the Fund's trustees. The Fund pays distributions on the preferred shares at a rate set at auctions held generally every seven days. Distributions are generally payable every seven days, on the first business day following the end of a distribution period. The preferred share distribution rate was 4.80% per annum as of June 30, 2006.

Note E

Submission of Proposals to a Vote of Shareholders

The annual meeting of Fund shareholders was held on May 9, 2006. Following is a summary of the proposals submitted to shareholders for vote at the meeting and the votes cast:

Proposal	Votes for	Votes withheld	Votes abstained
Common shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	2,491,311	29,891	—
Preferred shares
Election of Frank J. Bailey as trustee until the 2009 annual meeting.	95	14	—
Election of Gerard M. Martin as trustee until the 2009 annual meeting.	95	14	—

RMR Asia Pacific Real Estate Fund
June 30, 2006

To our shareholders,

In the pages that follow, you will find data summarizing our financial results for the period from May 25, 2006, the date we commenced operations, through June 30, 2006, and our financial position as of June 30, 2006.

Although our fund has been in operation for only a short time, we have taken the steps to build what we believe will be a sound long term investment portfolio.

Thank you for your continued support. For more information, please view our website, at www.rmrfunds.com.

Sincerely,

Thomas M. O'Brien
President

RMR Asia Pacific Real Estate Fund
June 30, 2006

Relevant Market Conditions

Real Estate Industry Fundamentals.    We believe that the operating environment for real estate companies in the Asia Pacific region will continue to improve in 2006. We expect office vacancy rates to decline, commercial rental rates to improve and the urbanization process to create demand for residential housing. We expect some Asia Pacific real estate companies may increase distributions to shareholders. Also, many public real estate companies in the Asia Pacific region have ample liquidity to make acquisitions to further increase their earnings potential.

Real Estate Industry Technicals.    We believe demand for real estate securities over the long term will continue to increase. Worldwide demographic trends are causing investors to seek relatively high yield securities like real estate investment trusts, and a strong cultural preference for real estate investment in Asia are both stimulating demand for Asia Pacific real estate securities. We believe these are long term positive factors for the Asia Pacific real estate securities market.

Fund Strategies, Techniques and Performance

Our primary investment objective is capital appreciation. There can be no assurance that we will achieve our investment objective.

During the period from May 25, 2006, through June 30, 2006, our total return on net asset value, or NAV, was 2.9%. During that same period, the total return for the EPRA NAREIT Asia Index (an unmanaged index of Asia Pacific real estate common stocks) was 2.5%. We believe this index is relevant to our investments because all our investments as of June 30, 2006, excluding short-term investments, were in securities of real estate companies in countries covered by this index. The S&P 500 Index (an unmanaged index published as Standard and Poor's Composite Index of 500 common stocks) total return for the same period was negative 0.03%.

Portfolio holdings by sub-sector as a percentage of investments

(as of June 30, 2006) (unaudited)

Diversified	52%
Retail	17%
Office	13%
Other, less than 10%	9%
Short term investments	9%

Total	100%

Real Estate	91%
Short term investments	9%

Total	100%

Portfolio holdings by country

(as of June 30, 2006) (unaudited)

Japan	39%
Hong Kong	27%
Australia	17%
Other, less than 10%	8%
Short term investments	9%

Total	100%

RMR Asia Pacific Real Estate Fund
Portfolio of Investments – June 30, 2006 (unaudited)

Company	Shares	Value

Common Stocks – 91.6% Australia – 17.4%
Diversified – 14.9%
Australand Property Group	770,000	$1,184,427
Babcock & Brown Japan Property Trust *	360,000	449,427
FKP Property Group	170,000	663,217
GPT Group *	430,000	1,386,773
Multiplex Group *	600,000	1,457,962

		5,141,806
Hospitality – 1.7%
Grand Hotel Group *	900,000	578,503
Residential – 0.8%
Peet, Ltd.	92,502	278,390
Total Australia (Cost $5,926,296)		5,998,699
Hong Kong – 26.8%
Diversified – 5.9%
Hysan Development Co., Ltd	330,000	934,808
Shun TAK Holdings, Ltd.	840,000	1,092,412

		2,027,220
Hospitality – 4.8%
Cheung Kong Holdings, Ltd.	26,000	281,885
Sun Hung Kai Properties, Ltd.	135,000	1,376,717

		1,658,602
Office – 6.9%
Champion Real Estate Investment Trust (a)*	1,700,000	848,216
Great Eagle Holdings, Ltd.	365,000	1,250,145
GZI Real Estate Investment Trust (a)*	740,000	295,379

		2,393,740
Retail – 9.2%
Hang Lung Properties, Ltd.	960,000	1,736,734
The Link REIT (a)*	720,000	1,441,613

		3,178,347
Total Hong Kong (Cost $9,123,846)		9,257,909

See notes to financial statements and notes to portfolio of investments.

Company	Shares or Principal Amounts	Value

Common Stocks – continued Japan – 39.0%
Diversified – 28.0%
Daiwasystems Co., Ltd.	26,000	$613,422
Mitsubishi Estate Co., Ltd.	155,000	3,291,244
Mitsui Fudosan Co., Ltd	125,000	2,714,305
Sumitomo Realty & Development Co., Ltd.	123,000	3,030,933

		9,649,904
Office – 6.0%
NTT Urban Development Corp.	190	1,480,950
Tokyu REIT, Inc. *	70	574,974

		2,055,924
Retail – 5.0%
ASK Planning Center, Inc.	84,000	576,197
Diamond City Co., Ltd.	29,000	1,145,404

		1,721,601
Total Japan (Cost $12,784,953)		13,427,429
Singapore – 6.4%
Diversified – 3.6%
Capitaland, Ltd.	440,000	1,250,908
Industrial – 1.7%
Mapletree Logistics Trust *	980,000	575,797
Retail – 1.1%
Frasers Centrepoint Trust (a)*	580,000	381,194
Total Singapore (Cost $2,097,768)		2,207,899
Thailand – 2.0%
Retail – 2.0%
Central Pattana Public Co., Ltd.	1,375,000	685,336
Total Thailand (Cost $737,324)		685,336
Total Common Stocks (Cost $30,670,187)		31,577,272
Short-Term Investments – 9.3%
Commercial Paper – 9.3%
Citigroup Funding, Inc., 4.15%, 07/03/2006	$1,500,000	1,499,654
San Paolo U.S. Finance Co., 4.15%, 07/03/2006	1,500,000	1,499,654
State Street Boston Corp., 4.15%, 07/03/2006	210,000	209,952
Total Short-Term Investments (Cost $3,209,260)		3,209,260
Total Investments – 100.9% (Cost $33,879,447)		34,786,532
Other assets less liabilities – (0.9)%		(315,587)
Net Assets – 100%		$34,470,945

Notes to Portfolio of Investments

*
Company is organized as a real estate investment trust as defined by the law of its country of domicile.
(a)
Non-income producing security.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements

Statement of Assets and Liabilities

June 30, 2006 (unaudited)

Assets
Investments in securities, at value (cost $33,879,447)	$34,786,532
Cash	5,557
Dividends and interest receivable	108,024

Total assets	34,900,113

Liabilities
Payable for investment securities purchased	381,195
Advisory fee payable	20,321
Accrued expenses and other liabilities	27,652

Total liabilities	429,168

Net assets	$34,470,945

Composition of net assets
$.001 par value per share; unlimited number of shares authorized, 1,755,000 shares issued and outstanding	$1,755
Additional paid-in capital	33,490,845
Undistributed net investment income	81,123
Accumulated net realized loss on foreign currency transactions	(8,704)
Net unrealized appreciation on investments	907,085
Net unrealized depreciation on foreign currency transactions	(1,159)

Net assets	$34,470,945

Net asset value per share (based on 1,755,000 shares outstanding)	$19.64

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements – continued

Statement of Operations

For the Period May 25, 2006(a) to June 30, 2006 (unaudited)

Investment Income
Dividends (cash distributions received or due, net of foreign taxes withheld of $40,267)	$109,782
Interest	33,426

Total investment income	143,208

Expenses
Advisory	28,941
Administrative	10,309
Audit and legal	9,982
Custodian	5,154
Shareholder reporting	3,273
Compliance and internal audit	2,946
Trustees' fees and expenses	2,406
Other	6,309

Total expenses	69,320
Less: expenses waived by the Advisor	(7,235)

Net expenses	62,085

Net investment income	81,123

Realized and unrealized gain (loss) on investments
Net realized loss on foreign currency transactions	(8,704)
Net change in unrealized appreciation/(depreciation) on investments	907,085
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	(1,159)

Net increase in net assets resulting from operations	$978,345

(a)
Commencement of operations.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Statements — continued

Statement of Changes in Net Assets

For the Period May 25, 2006(a) to June 30, 2006 (unaudited)

Increase (decrease) in net assets resulting from operations
Net investment income	$81,123
Net realized loss on foreign currency transactions	(8,704)
Net change in unrealized appreciation/(depreciation) on investments	907,085
Net change in unrealized appreciation/(depreciation) on foreign currency transactions	(1,159)

Net increase in net assets resulting from operations	978,345

Capital shares transactions
Net proceeds from sale of common shares	33,392,600
Cost of shares redeemed	—

Net increase from capital transactions	33,392,600

Total increase in net assets attributable to common shares	34,370,945
Net assets
Beginning of period	100,000

End of period (including undistributed net investment income of $81,123)	$34,470,945

Common shares
Shares outstanding, beginning of period	5,000
Shares issued	1,750,000

Shares outstanding, end of period	1,755,000

(a)
Commencement of operations.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Financial Highlights

Selected Data For A Common Share Outstanding Throughout The Period

For the Period May 25, 2006(a) to June 30, 2006

(unaudited)
Per Common Share Operating Performance (b)
Net asset value, beginning of period	$19.08 (c)

Income from Investment Operations
Net investment income (d)	.05
Net realized and unrealized appreciation/(depreciation) on investments	.51

Net increase in net asset value from operations	.56

Net asset value, end of period	$19.64

Market price, beginning of period	$20.00

Market price, end of period	$19.75

Total Return (e)
Total investment return based on:
Market price (f)	(1.25)%
Net asset value (f)	2.94%
Ratios/Supplemental Data:
Net assets attributable to common shares, end of period (000s)	$34,471
Ratio to average net assets attributable to common shares (g) of:
Net investment income (d)(f)	2.80%
Expenses, net of fee waivers	2.15%
Expenses, before fee waivers	2.40%
Portfolio turnover rate	0.00%
(a)
Commencement of operations.
(b)
Based on average shares outstanding.
(c)
Net asset value at May 25, 2006, reflects the deduction of the average sales load and offering costs of $0.92 per share paid by the holders of common shares from the $20.00 offering price. We paid a sales load and offering cost of $0.94 per share on 1,710,000 common shares sold to the public and no sales load or offering costs on 40,000 common shares sold to affiliates of RMR Advisors for $20 per share.
(d)
Amounts are net of expenses waived by RMR Advisors.
(e)
Total returns for periods less than one year are not annualized.
(f)
Total return based on per share market price assumes the purchase of common shares at the market price on the first day and sales of common shares at the market price on the last day of the period indicated; dividends and distributions, if any, are assumed to be reinvested at market prices on the ex-dividend date. The total return based on net asset value, or NAV, assumes the purchase of common shares at NAV on the first day and sales of common shares at NAV on the last day of the period indicated; distributions, if any, are assumed to be reinvested at NAV on the ex-dividend date. Results represent past performance and do not guarantee future results. Total return would have been lower if RMR Advisors had not contractually waived a portion of its investment advisory fee.
(g)
Annualized.

See notes to financial statements.

RMR Asia Pacific Real Estate Fund
Notes to Financial Statements

June 30, 2006 (unaudited)

Note A

(1)  Organization

RMR Asia Pacific Real Estate Fund, or the Fund, was organized as a Massachusetts business trust on February 14, 2006, and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund had no operations prior to May 25, 2006, other than matters relating to the Fund's establishment, registration of the Fund's common shares under the Securities Act of 1933, and the sale of 5,000 common shares for $100,000 to RMR Advisors, Inc., or RMR Advisors. On May 25, 2006, the Fund sold 1,750,000 common shares in an initial public offering including 40,000 shares sold to affiliates of RMR Advisors. Proceeds to the Fund were $33,392,600 after deducting underwriting commissions and $68,400 of offering expenses. There was no underwriting commission or offering expenses paid on shares sold to the affiliates of RMR Advisors.

(2)  Interim Financial Statements

The accompanying June 30, 2006, financial statements have been prepared without audit. The Fund believes that disclosures made are adequate to make the information presented not misleading. In the opinion of the Fund's management, all adjustments, which include normal recurring adjustments considered necessary for a fair presentation, have been included. The Fund's operating results for this interim period are not necessarily indicative of the results that may be expected on an annual basis or in the future.

(3)  Use of Estimates

Preparation of these financial statements in conformity with accounting principles generally accepted in the United States requires the Fund's management to make estimates and assumptions that may affect the amounts reported in the financial statements and related notes.

(4)  Portfolio Valuation

Investment securities of the Fund are valued at the latest sales price reflected on the consolidated tape of the foreign exchange that reflects the principal market for such securities whenever that price is readily available on that day; securities for which no sales were reported on that day, unless otherwise noted, are valued at the last available bid price on that day. Any of the Fund's securities which are not readily marketable, which are not traded or which have other characteristics of illiquidity are valued by the Fund at fair value as determined in good faith under the supervision of the Fund's board of trustees. Numerous factors may be considered when determining fair value of a security, including cost at date of purchase, type of security, the nature and duration of restrictions on disposition of the security and whether the issuer of the security being fair valued has other securities of the same type outstanding. Short term debt securities with less than 60 days until maturity may be valued at cost, which when combined with interest accrued, approximates market value.

Some foreign markets close before the close of customary trading sessions on the American Stock Exchange or AMEX (normally 4:00 p.m. eastern time). Occasionally, events occur after the principal foreign exchange on which the foreign securities trade has closed but before the AMEX closes and the Fund determines net asset value, or NAV, that could affect the value of the securities the Fund owns or cause their prices to be unreliable. If these events are expected to materially affect the Fund's NAV, the prices of such securities will be adjusted to reflect their estimated fair value as of the close of the AMEX, as determined in good faith under procedures established by the Fund's board of trustees.

(5)  Securities Transactions and Investment Income

Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost.

(6)  Income Taxes

The Fund has qualified and intends to qualify in the future as a "regulated investment company" and to comply with the applicable provisions of subchapter M of the Internal Revenue Code of 1986, as amended, so that it will generally not be subject to United States federal income tax.

Some Asia Pacific governments may subject the Fund's investment income and securities sales to withholding or other taxes. For the period ended June 30, 2006, $40,267 of foreign taxes has been withheld from distributions to the Fund and has been recorded as a reduction of dividend income.

(7)  Distributable Earnings

The Fund intends to make distributions of its income at least annually in amounts at least equal to the amount necessary to maintain its status as a registered investment company. The Fund's distributions may consist of ordinary income (net investment income and short term capital gains) and long term capital gains. Distributions to shareholders are recorded on the ex-dividend date. The Fund has not declared any distributions.

The cost, gross unrealized appreciation and unrealized depreciation of the Fund's investments for federal income tax purposes as of June 30, 2006, are as follows:

Cost	$33,879,447

Gross unrealized appreciation	$1,137,097
Gross unrealized depreciation	(230,012)

Net unrealized appreciation/(depreciation)	$907,085

(8)  Concentration of Risk

Under normal market conditions, the Fund's investments will be concentrated in common shares, preferred shares and debt securities, including convertible preferred and debt securities, issued by Asia Pacific real estate companies and REITs. The value of Fund shares may fluctuate more than the shares of a fund not concentrated in the real estate industry or in the Asia Pacific region due to economic, legal, regulatory, technological or other developments affecting the Asia Pacific real estate industry and securities market.

(9)  Foreign Securities Risk

As compared to U.S. securities, foreign securities may be issued by companies which provide less financial and other information, and which are subject to less developed and difficult to access legal systems, less stringent accounting, auditing and financial reporting standards or different governmental regulations. As compared to U.S. securities markets, foreign securities markets may have different settlement procedures, may have higher transaction costs, may be conducted in a less regulated manner, are generally smaller and may be less liquid and more volatile than securities markets in the U.S. The value of foreign securities may also decline or be unstable because of political, social or economic events or instability outside of the U.S.

(10)   Foreign Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign currency appreciation/(depreciation) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Note B

Advisory, Subadvisory and Administration Agreements and Other Transactions with Affiliates

The Fund has an advisory agreement with RMR Advisors to provide the Fund with a continuous investment program, oversee the subadvisor and generally manage the business affairs of the Fund in accordance with its investment objectives and policies. Pursuant to the agreement, RMR Advisors is compensated at an annual rate of 1% of the Fund's average daily net assets.

RMR Advisors has contractually agreed to waive a portion of its annual fee equal to 0.25% of the Fund's average daily managed assets until May 25, 2011.

RMR Advisors has entered into a subadvisory agreement with MacarthurCook Investment Managers Ltd., or MacarthurCook, to make day-to-day investment decisions and to generally manage the business affairs of the Fund in accordance with its investment objective and policies. Pursuant to the agreement, RMR Advisors, and not the Fund, will pay the subadvisor a monthly fee equal to an annual rate of 0.375% of the Fund's average daily managed assets. MacarthurCook has agreed to waive a portion of the fee payable by RMR Advisors such that until May 25, 2011, the fee payable will be equal to 0.25% of the Fund's average daily managed assets.

RMR Advisors also performs administrative functions for the Fund pursuant to an administration agreement with the Fund. RMR Advisors has entered into a subadministration agreement with State Street Bank and Trust Company, or State Street, to perform substantially all Fund accounting and other administrative services. Under the administration agreement, RMR Advisors is entitled to reimbursement of the cost of providing administrative services. The Fund reimbursed RMR advisors for $10,309 of subadministrative fees charged by State Street for the period ended June 30, 2006.

Each trustee who is not a director, officer or employee of RMR Advisors and who is not an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended, is considered to be a "disinterested trustee". Disinterested trustees are each paid by the Fund an annual fee plus fees for board and committee meetings. The Fund incurred $2,406 of trustee fees and expenses during the period ended June 30, 2006.

The Fund's board of trustees and separately the disinterested trustees authorized the Fund to make reimbursement payments to RMR Advisors for costs related to the Fund's compliance and internal audit programs. The Fund incurred $2,946 of compliance and internal audit expense during the period ended June 30, 2006. The Fund also participates in pooled insurance programs with RMR Advisors and other funds managed by RMR Advisors and makes payments of allocated portions of related premiums. The Fund incurred $1,908 of insurance expense during the period ended June 30, 2006.

Note C

Securities Transactions

During the period ended June 30, 2006, there were purchases and sales transactions (excluding short-term securities) of $30,670,187 and $0, respectively. Brokerage commissions on securities transactions amounted to $50,339 during the period ended June 30, 2006.

RMR Real Estate Fund
RMR Hospitality and Real Estate Fund
RMR F.I.R.E. Fund
RMR Preferred Dividend Fund
RMR Asia Pacific Real Estate Fund
June 30, 2006

For the purposes of the following, RMR Real Estate Fund (RMR), RMR Hospitality and Real Estate Fund (RHR), RMR F.I.R.E. Fund (RFR), RMR Preferred Dividend Fund (RDR) and RMR Asia Pacific Real Estate Fund (RAP) are each referred to as a "Fund" or collectively as the "Funds".

Consideration of the Investment Advisory and Investment Sub-Advisory Agreements for RAP

RMR Advisors serves as the investment advisor to RAP, and MacarthurCook Investment Managers Limited ("MacarthurCook") serves as the sub-advisor to RAP. On April 20, 2006, the RAP board of trustees (the "board") entered into investment advisory and investment sub-advisory agreements for a period of two years to expire on April 19, 2008.

Investment Advisory Agreement. In making their determination to approve the RAP investment advisory agreement, the board, including the disinterested trustees, considered all of the factors described below.

The board considered the anticipated benefits to RAP shareholders from appointing RMR Advisors as investment advisor. The board's considerations included, among others: the nature, scope and quality of services that RMR Advisors was expected to provide to RAP; the advisory and other fees to be paid; the fact that RMR Advisors has agreed to waive a portion of its fee during the first five years of the RAP's existence in order to reduce RAP's operating expenses; the quality and depth of personnel of RMR Advisors' organization; the capacity and future commitment of RMR Advisors to perform its duties; the financial condition and anticipated profitability of RMR Advisors; the experience and expertise of RMR Advisors as an investment adviser; the level of fees to be paid to RMR Advisors as compared to similar funds; the potential for economies of scale; and any indirect benefits expected to be derived by RMR Advisors' relationship with RAP.

The board considered the level and depth of knowledge of RMR Advisors. In evaluating the quality of services to be provided by RMR Advisors, the board took into account its familiarity with RMR Advisors' management through board meetings, conversations and reports of other funds managed by RMR Advisors. The board also considered the historical performance of the other funds managed by RMR Advisors. The board also took into account RMR Advisors' compliance policies and procedures.

The board compared the proposed advisory fees and the estimated total expense ratio of RAP with various comparative fund data. The board considered RAP's investment objective. The board also considered the RAP's model portfolio composition and investment strategy.

The board considered the potential economies of scale that may be realized if the assets of RAP grow. The board noted that shareholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over RAP's fixed expenses.

In considering the approval of the investment advisory agreement, the board, including the disinterested trustees, did not identify any single factor as controlling. Based on the board's evaluation of all the factors that it deemed to be relevant, the board, including the disinterested trustees of the board, concluded that: RMR Advisors has demonstrated that it possesses the capability and resources to perform the duties required of it under the investment advisory agreement for the Fund; RMR Advisors maintains an appropriate compliance program; and the proposed advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by RMR Advisors.

Investment Sub-Advisory Agreement. In making their determination to approve the RAP investment sub-advisory agreement, the board, including the disinterested trustees, considered all of the factors described below.

The board considered the anticipated benefits to RAP shareholders from appointing MacarthurCook as investment sub-advisor. The board's considerations included, among others: the nature, scope and quality of services that MacarthurCook was expected to provide; the sub-advisory fees to be paid by RMR Advisors to MacarthurCook; the fact that MacarthurCook has agreed to waive a portion of its fee during the first five years of RAP's existence; the quality and depth of personnel of MacarthurCook's organization; the capacity and future commitment of MacarthurCook to perform its duties; and the experience and expertise of MacarthurCook as an investment adviser.

The board considered the level and depth of knowledge of MacarthurCook, noting that MacarthurCook specialized in the area of real estate investment management. The board also took into account MacarthurCook's compliance policies and procedures.

The board compared the proposed sub-advisory fees and the estimated total expense ratio of RAP with various comparative fund data. The board considered RAP's investment objective. The board also took into consideration the performance of a model portfolio on which RAP's initial holdings would be based as well as the performance of other funds managed by MacarthurCook.

The board noted that sub-advisory fees under the investment sub-advisory agreement would be paid by RMR Advisers and not by RAP and therefore were the product of arm's-length negotiations between RMR Advisors and MacarthurCook. For these reasons, the anticipated profitability to MacarthurCook from its relationship with RAP was not a material factor in the board's deliberations. For similar reasons, the board did not consider the potential economies of scale in MacarthurCook's management of RAP to be a material factor in its consideration.

In considering the approval of the investment sub-advisory agreement, the board, including the disinterested trustees, did not identify any single factor as controlling. Based on the board's evaluation of all the factors that it deemed to be relevant, the board, including the disinterested trustees of the board, concluded that: MacarthurCook possesses the capability and resources to perform the duties required of it under the investment sub-advisory agreement; MacarthurCook maintains an appropriate compliance program; and the proposed sub-advisory fee rate is fair and reasonable, given the scope and quality of the services to be rendered by MacarthurCook.

Privacy Policy

Each of the Funds is committed to maintain shareholder privacy and to safeguard shareholder nonpublic personal information.

The Funds do not receive any nonpublic personal information relating to shareholders who purchase Fund shares through an intermediary that acts as the record owner of the shares. If a shareholder is the record owner of any Fund's shares, that Fund may receive nonpublic personal information on shareholder account documents or otherwise and also has access to specific information regarding shareholder Fund share transactions, either directly or through the Fund's transfer agent.

The Funds do not disclose any nonpublic personal information about shareholders or any former shareholders to anyone, except as permitted by law or as is necessary to service shareholder accounts. The Funds restrict access to nonpublic personal information about shareholders to employees of the Funds and RMR Advisors with a legitimate business need for the information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used to vote proxies relating to each Fund's portfolio securities is available: (1) without charge, upon request, by calling us at 1-866-790-8165; and (2) as an exhibit to each Fund's annual report on Form N-CSR, which is available on the website of the U.S. Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how proxies received by each Fund during the most recent 12 month period ended June 30, 2006, have been voted is available (1) without charge, on request, by calling us at 1-866-790-3165, or (2) by visiting the Commission's website at http://www.sec.gov and accessing each Fund's Form N-PX.

Procedures for the Submission of Confidential and Anonymous Concerns or Complaints about Accounting, Internal Accounting Controls or Auditing Matters

The Funds are committed to compliance with all applicable securities laws and regulations, accounting standards, accounting controls and audit practices and have established procedures for handling concerns or complaints about accounting, internal accounting controls or auditing matters. Any shareholder or other interested party who desires to communicate with our independent trustees or any other trustees, individually or as a group, may do so by filling out a report at the "Contact Us" section of our website (www.rmrfunds.com), by calling our toll-free confidential message system at 866-511-5038, or by writing to the party for whom the communication is intended, care of our director of internal audit, RMR Funds, 400 Centre Street, Newton, MA 02458. Our director of internal audit will then deliver any communication to the appropriate party or parties.

Portfolio Holdings Reports

Each Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q, which are available on the Commission's website at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Each Fund provides additional data at its website at www.rmrfunds.com.

Certifications

Each Fund's principal executive officer and principal financial officer certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 and filed with the Fund's N-CSR are available on the Securities and Exchange Commission's website http://www.sec.gov.

WWW.RMRFUNDS.COM

Item 2. Code of Ethics.

        The information is only required for the annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

        The information is only required for the annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

        The information is only required for the annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrant.

        The information is only required for the annual report on Form N-CSR.

Item 6. Schedule of Investments.

        The information required under Item 6 is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        The information is only required for the annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        During the period ended June 30, 2006, there were no purchases made by or on behalf of the registrant or any "affiliated purchaser" as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.10b-18(a)(3)), of shares of the registrant's equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

        There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective, as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(2) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(b)
Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

RMR F.I.R.E. FUND

By:

/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: August 21, 2006

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ THOMAS M. O'BRIEN Thomas M. O'Brien President Date: August 21, 2006

By:

/s/ MARK L. KLEIFGES Mark L. Kleifges Treasurer Date: August 21, 2006

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NOTICE CONCERNING LIMITED LIABILITY
RMR Real Estate Fund Financial Statements
RMR Real Estate Fund Financial Statements — continued
RMR Real Estate Fund Financial Statements – continued
RMR Real Estate Fund Notes to Financial Statements June 30, 2006 (unaudited)
RMR Hospitality and Real Estate Fund Financial Statements
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Statements – continued
RMR Hospitality and Real Estate Fund Financial Highlights
RMR Hospitality and Real Estate Fund Notes to Financial Statements June 30, 2006 (unaudited)
RMR F.I.R.E. Fund Financial Statements
RMR F.I.R.E. Fund Notes to Financial Statements June 30, 2006 (unaudited)
RMR Preferred Dividend Fund Financial Statements
RMR Preferred Dividend Fund Financial Statements – continued
RMR Preferred Dividend Fund Financial Statements — continued
RMR Preferred Dividend Fund Notes to Financial Statements June 30, 2006 (unaudited)
RMR Asia Pacific Real Estate Fund Financial Statements
RMR Asia Pacific Real Estate Fund Financial Statements – continued
RMR Asia Pacific Real Estate Fund Financial Statements — continued
RMR Asia Pacific Real Estate Fund Notes to Financial Statements June 30, 2006 (unaudited)
SIGNATURES